                                              Registration Statement No. 2-76640
                                                                        811-3429

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 26

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 26


                           CAPITAL APPRECIATION FUND
                           -------------------------
                           (Exact name of Registrant)

                 ONE TOWER SQUARE, HARTFORD, CONNECTICUT  06183
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (203) 277-0111
                                                           --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Trustees
                           Capital Appreciation Fund
                                One Tower Square
                          Hartford, Connecticut 06183
                          ---------------------------
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:
                                              ----------------------

It is proposed that this filing will become effective (check appropriate box):


         immediately upon filing pursuant to paragraph (b).
-------
  X      on May 1, 1997 pursuant to paragraph (b).
-------
         60 days after filing pursuant to paragraph (a)(1).
-------
         on            pursuant to paragraph (a)(1)
-------     ----------

         75 days after filing pursuant to paragraph (a)(2).
-------
         on            pursuant to paragraph (a)(2) of Rule 485.
-------     ----------

If appropriate, check the following box:
         This post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.



AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE REGISTRANT WERE REGISTERED PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. A RULE 24f-2 NOTICE FOR REGISTRANT'S FISCAL YEAR ENDED DECEMBER 31, 1996 WAS FILED WITH THE COMMISSION ON FEBRUARY 28, 1997.

                          CAPITAL APPRECIATION FUND

 Cross-Reference Sheet pursuant to Rule 495 under the Securities Act of 1933


ITEM
NO.                                                         CAPTION IN PROSPECTUS
---                                                         ---------------------
1.       Cover Page                                         Cover Page
2.       Synopsis                                           Cover Page
3.       Condensed Financial Information                    Financial Highlights
4.       General Description of Registrant                  Cover Page; Fund Description; Investment
                                                               Objective and Policies
5.       Management of the Fund                             Board of Trustees, Investment Advisers,
                                                               Securities Transactions; Fund Expenses;
                                                               Additional Information
6.       Capital Stock and Other Securities                 Fund Description; Dividends and
                                                               Distributions; Shareholder Rights; Net
                                                               Asset Value
7.       Purchase of Securities Being Offered               Shareholder Rights
8.       Redemption or Repurchase                           Net Asset Value
9.       Legal Proceedings                                  Legal Proceedings
                                                            CAPTION IN STATEMENT OF ADDITIONAL
                                                            INFORMATION
                                                            ----------------------------------------------------
10.      Cover Page                                         Cover Page
11.      Table of Contents                                  Table of Contents
12.      General Information and History                    Not Applicable
13.      Investment Objectives and Policies                 Investment Objective and Policies;
                                                               Investment Restrictions; Appendix
14.      Management of the Registrant                       Trustees and Officers
15.      Control Persons and Principal                      Additional Information
            Holders of Securities
16.      Investment Advisory and                            Investment Adviser; Additional Information
            Other Services
17.      Brokerage Allocation                               Brokerage
18.      Capital Stock and Other Securities                 Declaration of Trust
19.      Purchase, Redemption and Pricing                   Valuation of Securities
            of Securities Being Offered
20.      Tax Status                                         Distributions and Taxes
21.      Underwriters                                       Not Applicable
22.      Calculation of Performance Data                    Not Applicable
23.      Financial Statements                               Additional Information

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                           CAPITAL APPRECIATION FUND

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-422-3985
--------------------------------------------------------------------------------


Capital Appreciation Fund (the "Fund") is a diversified open-end management investment company (mutual fund) whose goal is growth of capital primarily through the use of common stocks. The Fund invests principally in common stocks of small to large companies. Investments in smaller companies tend to be more volatile than investments in larger more established companies.


Shares of the Fund are currently offered without a sales charge only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (the "Company" or "The Travelers"). The Fund serves as one of the investment vehicles for certain variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Fund as an investment vehicle now or in the future.

This Prospectus concisely sets forth the information about the Fund that you should know before investing. Please read and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.


THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS...................................................................     3
FUND DESCRIPTION.......................................................................     4
INVESTMENT OBJECTIVE AND POLICIES......................................................     4
INVESTMENT RESTRICTIONS................................................................     5
RISK FACTORS...........................................................................     5
BOARD OF TRUSTEES......................................................................     5
INVESTMENT ADVISERS....................................................................     5
  TAMIC................................................................................     6
  JANUS CAPITAL CORPORATION............................................................     6
     Portfolio Manager.................................................................     6
FUND ADMINISTRATION....................................................................     6
SECURITIES TRANSACTIONS................................................................     6
FUND EXPENSES..........................................................................     6
TRANSFER AGENT.........................................................................     7
SHAREHOLDER RIGHTS.....................................................................     7
NET ASSET VALUE........................................................................     7
TAX STATUS.............................................................................     8
DIVIDENDS AND DISTRIBUTIONS............................................................     8
LEGAL PROCEEDINGS......................................................................     8
ADDITIONAL INFORMATION.................................................................     8
EXHIBIT A..............................................................................     9

                                      CAF-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           CAPITAL APPRECIATION FUND
          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


The following information on per share data for the seven years ended December 31, 1996 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. All other periods presented have been audited by the Fund's prior auditors. Coopers & Lybrand L.L.P.'s report on the per share data for each of the five years in the period ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI.


                                                                               YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                             1996(7)        1995          1994       1993(4)        1992
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
 Net asset value, beginning of year.....................    $   33.18     $   24.50     $  25.87     $  22.72     $  19.63
Income from operations
 Net investment income..................................         0.23          0.24         0.19         0.19         0.28
 Net gains or losses on securities (realized and
   unrealized)..........................................         8.49          8.61        (1.41)        3.21         3.13
                                                            ---------     ---------     --------     --------     --------
   Total from investment operations.....................         8.72          8.85        (1.22)        3.40         3.41
Less distributions from (6)
 Net investment income..................................        (0.41)        (0.17)       (0.15)       (0.25)       (0.32)
 Net realized gains.....................................        (4.77)           --           --           --           --
                                                            ---------     ---------     --------     --------     --------
   Total distributions..................................        (5.18)        (0.17)       (0.15)       (0.25)       (0.32)
                                                            ---------     ---------     --------     --------     --------
NET ASSET VALUE, END OF YEAR............................    $   36.72     $   33.18     $  24.50     $  25.87     $  22.72
                                                            ==========    ==========    =========    =========    =========
TOTAL RETURN (1)........................................        28.21%        36.37%       (4.76)%      15.09%       17.60%
 Net assets, end of year (thousands)....................    $ 224,132     $ 122,155     $ 78,494     $ 62,414     $ 29,506
RATIOS TO AVERAGE NET ASSETS
 Expenses (2)...........................................         0.83%         0.85%**      0.89%**      0.87%**      0.56%**
 Net investment income..................................         0.69%         0.84%        0.79%        0.81%        1.39%
PORTFOLIO TURNOVER RATE.................................           84%          124%         106%         155%         126%
AVERAGE COMMISSION RATE PAID (PER SHARES) (3)...........    $    0.06            --           --           --           --


                                                            1991       1990(5)        1989         1988         1987
--------------------------------------------------------
PER SHARE DATA
 Net asset value, beginning of year.....................  $  14.62     $  15.76     $  13.62     $  12.54     $  17.11
Income from operations
 Net investment income..................................      0.36         0.09         0.14         0.11        (0.01)
 Net gains or losses on securities (realized and
   unrealized)..........................................      4.75        (1.08)        2.00         1.15        (1.35)
                                                          --------     --------     --------     --------     --------
   Total from investment operations.....................      5.11        (0.99)        2.14         1.26        (1.36)
Less distributions from (6)
 Net investment income..................................     (0.10)       (0.15)          --        (0.18)          --
 Net realized gains.....................................        --           --           --           --        (3.21)
                                                          --------     --------     --------     --------     --------
   Total distributions..................................     (0.10)       (0.15)          --        (0.18)       (3.21)
                                                          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR............................  $  19.63     $  14.62     $  15.76     $  13.62     $  12.54
                                                          =========    =========    =========    =========    =========
TOTAL RETURN (1)........................................     35.16%       (6.24)%      15.71%       10.06%       (8.12)%
 Net assets, end of year (thousands)....................  $ 20,497     $ 13,494     $ 15,456     $ 42,470     $ 50,457
RATIOS TO AVERAGE NET ASSETS
 Expenses (2)...........................................      0.56%**      0.82%**      1.37%        1.01%        0.93%
 Net investment income..................................      2.05%        0.58%        0.84%        0.83%       (0.05)%
PORTFOLIO TURNOVER RATE.................................       205%          80%          75%         104%         170%
AVERAGE COMMISSION RATE PAID (PER SHARES) (3)...........        --           --           --           --           --



(1) Total return is determined by dividing the increase (decrease) in value of a share during the year, after reflecting the reinvestment of dividends declared during the year, by the beginning of year share price. Shares in the Fund are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total Return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts.



(2) The ratios of expenses to average net assets for 1990 and later years reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 0.96%, 0.91%, 1.28% and 1.56% for the years ended December 31, 1993, 1992, 1991 and 1990, respectively. For the years ended December 31, 1994, and 1995 and 1996, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitation.



(3) The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.



(4) Effective May 1, 1993, Janus Capital Corporation became subadviser for the Fund.



(5) On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser for the Fund.



(6) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996, net realized short-term capital gains were included in distributions from net investment income.



(7) Effective July 1, 1996, TAMIC replaced TIMCO as the investment adviser for the Fund.


                                      CAF-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

Capital Appreciation Fund (the "Fund") is registered with the SEC as a diversified open-end management investment company, commonly known as a mutual fund. The Fund was created under Massachusetts law as a Massachusetts business trust on March 18, 1982.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


The Fund's investment objective is to provide growth of capital primarily through the use of common stocks. The Fund invests principally in common stocks of small to large companies. It is the policy of the Fund to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. Investments in smaller companies tend to be more volatile than investments in larger, more established issuers. While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the portfolio whenever it seems possible to do so without conflicting with the Fund's objective of capital growth. The Fund may invest in domestic, foreign and restricted securities. While the Fund may occasionally invest in foreign securities, it is not anticipated that they will, at any time, account for more than twenty-five percent (25%) of the investment portfolio.


Although the Fund normally invests primarily in equity securities, the Fund may increase its cash position when the investment adviser or the sub-adviser is unable to locate investment opportunities with desirable risk/reward characteristics and perceives an opportunity for capital growth from such securities so the Fund may receive a return on its idle cash. The Fund may invest in preferred stocks; warrants; corporate bonds and debentures; U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; repurchase agreements secured by U.S. government securities; or other debt securities. The Fund may invest in debt securities rated below investment grade. (See "High Yield/High Risk Bonds" in Exhibit A.) When the Fund invests in debt securities, investment income will increase and may constitute a large portion of the return on the Fund and the Fund probably will not participate in market advances or declines to the extent that it would if it were fully invested in common stocks.

The Fund may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Fund may also purchase index or individual equity call or put options. The Fund will pay a premium to buy call (or put) options and thereby obtain the right to buy (or sell) a fixed number of shares of the underlying asset at the stated exercise price on or prior to the stated expiration date.


The Fund may also use exchange-traded futures contracts as a hedge to protect against changes in stock prices or interest rates, and, to a limited extent, to seek to enhance return. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.


For further information about the types of investments and investment techniques available to the Fund, including the risks associated with such investments and investment techniques, see Exhibit A to this Prospectus.

                                      CAF-4

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


The Fund has adopted the following fundamental investment restrictions, (summarized from the full restrictions set forth in the SAI), which may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended. Certain other fundamental restrictions are fully set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value, and all limitations apply at the time of investment.


The Fund will not: (1) invest more than 5% of its assets in the securities of any one issuer; (2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in the same industry; and (4) invest more than 10% of its assets in securities for which market quotations are not readily available, including restricted securities.

                                  RISK FACTORS
--------------------------------------------------------------------------------

The risk inherent in investing in the Fund is that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Fund to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the provisions of the Declaration of Trust, the business and affairs of the Fund shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

Travelers Asset Management International Corporation ("TAMIC") provides investment advice and, in general, supervises the management and investment program of the Fund. Janus Capital Corporation provides sub-advisory services to the Fund with respect to its daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

                                      CAF-5

TAMIC

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic insurance companies affiliated with the Travelers Insurance Company and nonaffiliated insurance companies.

Under the Investment Advisory Agreement, TAMIC will be paid an amount equivalent on an annual basis to 0.75% of the average daily net assets of the Fund. From this amount, TAMIC will in turn pay an amount equivalent on an annual basis to 0.55% of the average daily net assets of the Fund to Janus Capital Corporation for its services as sub-adviser. TAMIC will retain 0.20% as compensation for its services as described above. The fee is computed and paid weekly.

JANUS CAPITAL CORPORATION

Janus Capital Corporation (Janus Capital), 100 Filmore Street, Denver, Colorado 80206, has been employed by TAMIC as a sub-adviser to manage the daily investment operations of the Fund, subject to the supervision of both TAMIC and the Board of Trustees. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate, owns approximately 83% of the outstanding voting stock of Janus Capital. Janus Capital also acts as investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.


For the year ended December 31, 1996, as described above, TAMIC, and not the Fund, paid to Janus Capital an amount equivalent on an annual basis to 0.55% of the Fund's average daily net assets for its services as sub-adviser to the Fund. Effective January 7, 1997, TAMIC will pay to the Sub-Adviser a reduced fee, equivalent on an annual basis to the following:



    ANNUAL                            AGGREGATE NET ASSET
 SUB-ADVISORY                            VALUE OF THE
     FEE                                    ACCOUNT
--------------                        -------------------
  0.55%          of the first            $ 100,000,000
  0.50%          of the next             $ 400,000,000
  0.45%          of the amount over      $ 500,000,000



The sub-advisory fees will be deducted on each valuation date and will be paid monthly.



PORTFOLIO MANAGER



The day-to-day portfolio management of the Fund is currently handled by Thomas
F. Marsico, a Vice President and Portfolio Manager of Janus Capital Corporation, and has been since May 1993. Mr. Marisco also serves as portfolio manager for three other funds sponsored by Janus Capital, going back to March of 1988 for one of these funds.


                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

Capital Appreciation Fund ("Fund") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, TAMIC or Janus Capital will select broker-dealers to execute transactions for the Fund, subject to the receipt of best execution. Broker-dealers may from time to time be affiliated with the Fund, TAMIC, Janus Capital or their affiliates.

                                      CAF-6

The Fund may pay higher commissions to broker-dealers which provide research services. TAMIC and Janus Capital may use these services in advising the Fund, as well as in advising other clients for which they provide advisory services.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Fund include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Fund or the Board of Trustees; the compensation for the disinterested members of the Board of Trustees; the costs of printing and mailing the Fund's prospectuses, proxy solicitation materials, and annual, semi-annual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Fund and its shares under federal and state securities laws. Additionally, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

Pursuant to a Management Agreement dated May 1, 1993 between the Fund and The Travelers Insurance Company, the Company has agreed to reimburse the Fund for the amount by which the Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any fiscal year.


For the fiscal year ended December 31, 1996, the Fund paid 0.83% of its average net assets in expenses.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109, serves as the Fund's transfer agent and dividend disbursing agent.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Shares of the Fund are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares of the Fund are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life

                                      CAF-7
insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Fund share is computed as of the close of trading on each day on which the New York Stock Exchange ("Exchange") is open, except on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund's Board of Trustees.

Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Fund has qualified, and intends to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of the Fund, without a sales charge. Although purchasers of variable contracts are not subject to federal income taxes on distributions by the Fund, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Fund.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                      CAF-8

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
                  INVESTMENT TECHNIQUES AVAILABLE TO THE FUND

FUTURES CONTRACTS


The Fund may use exchange-traded financial futures contracts either as a hedge to protect against anticipated changes in stock prices and interest rates, or to facilitate the purchase or sale of securities or, to a limited extent, to seek to enhance return. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. When a futures contract is purchased, the Fund will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.



Hedging by use of interest rate futures seeks to protect the portfolio against potential adverse movements in interest rates. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.


Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if less, a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.


The Fund will not purchase or sell futures contract or related options for non-hedging purposes if the aggregate initial margin and premiums required to establish such positions exceeds five percent (5%) of the fair market value of its net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.



All stock index and interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). The Fund will further seek to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities held by it or which it expects to purchase, or for other risk reduction strategies, though there can be no assurance that the expected result will always be achieved.

                                      CAF-9

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Fund may benefit from the use of such futures, changes in stock price movements or interest rates may result in a poorer overall performance for the Fund than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged. Successful use of futures contracts for hedging purposes is also subject to the adviser's ability to predict correctly movements in the direction of the market.

FORWARD CONTRACTS

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

BUYING PUT AND CALL OPTIONS

The Fund may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Fund will pay a premium in exchange for the right to purchase (call) or sell
(put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the option premium paid.

The Fund may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.


Put and call options will be employed primarily for bona fide hedging purposes and to a limited extent, to seek to enhance return. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.


WRITING COVERED CALL OPTIONS

The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

                                     CAF-10

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the Fund's ability to use such options to achieve its investment objectives.

LOANS OF SECURITIES TO BROKER DEALERS

The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, or securities of the U.S. government, its agencies or instrumentalities or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

HIGH YIELD/HIGH RISK BONDS

The Fund has no pre-established minimum quality standards and may invest up to 35% of its assets in debt securities that are rated below investment grade (securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P")).

                                     CAF-11

Such securities generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments and are considered speculative. The market prices of lower rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, individual corporate developments. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions, by adverse publicity and investor perceptions of the market or by new or proposed legislation. (See the Statement of Additional Information for a more detailed discussion of the bond ratings.)

The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the investment adviser or sub-adviser may treat such securities as unrated debt. Unrated debt securities will be included in the 35% limit of the Fund, unless the investment adviser or the sub-adviser deems such securities to be the equivalent of investment-grade securities.

RISKS RELATING TO HIGH YIELD/HIGH RISK BONDS

High yield bonds are typically lower rated securities; the lower the quality of a debt security, the higher the yield it will provide, but the greater the risk that interest or principal payments will not be made when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

While providing opportunities to maximize return over time, investors should be aware of the following market, economic and credit factors influencing high yield securities: (1) securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments; (2) the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities;
(3) widespread economic downturn could result in increased defaults in the high yield market; (4) adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund; (5) the secondary market for high yield securities may be less liquid than the secondary market for higher quality securities which may affect the value of certain high yield securities held by the Fund at certain times; and (6) there may not always be readily available market quotations for certain securities. At these times, the investment adviser or sub-adviser will use its best judgment to assign values to those securities.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes) and obligations issued or guaranteed by the United States government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the Federal Deposit Insurance Corporation).

                                     CAF-12

The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER

Commercial paper will consist of issues rated at the time of purchase A-1 or higher by S&P or Prime-1 by Moody's; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by the adviser to be of comparable quality.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage

                                     CAF-13

Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Federal National Mortgage Association.

Some obligations of U.S. government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when the adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS


Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the advisers credit quality standards as presenting minimal risk of default. All repurchase transactions must be fully collateralized. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.


In executing a repurchase agreement, the Fund purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Fund is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                     CAF-14

                           CAPITAL APPRECIATION FUND
                                   PROSPECTUS

L-11171  Printed in U.S.A.
         TIC Ed. 5-97

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                           CAPITAL APPRECIATION FUND

                                  MAY 1, 1997

         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Fund's prospectus dated May 1, 1997. A copy of the prospectus is available from The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 or by calling 860-422-3985. This SAI should be read in conjunction with the accompanying 1996 Annual Report for the Fund.





                               TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . .         1
INVESTMENT RESTRICTIONS   . . . . . . . . . . . . . . . . . . . . . .         1
FORWARD CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . .         2
VALUATION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . .         3
DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . .         4
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . .         4
PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . . . . . . . . .         6
DECLARATION OF TRUST  . . . . . . . . . . . . . . . . . . . . . . . .         6
INVESTMENT ADVISORY SERVICES  . . . . . . . . . . . . . . . . . . . .         7
       The Investment Adviser . . . . . . . . . . . . . . . . . . . .         7
       Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . .         8
       The Subadviser . . . . . . . . . . . . . . . . . . . . . . . .         8
REDEMPTIONS IN KIND . . . . . . . . . . . . . . . . . . . . . . . . .         8
BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8
ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .         9
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11

                       INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Capital Appreciation Fund (the "Fund") is to provide growth of capital primarily through the use of common stocks.
The Fund invests principally in common stocks of small to large companies.
It is the policy of the Fund to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. The Fund may also invest in debt instruments and money market instruments. The Fund may enter into repurchase agreements, write covered call options and purchase call or put options.


                            INVESTMENT RESTRICTIONS

         None of the restrictions enumerated in this paragraph may be changed without a vote of the holders of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise indicated, all limitations apply at the time of investment. The Fund will not:

         (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         (2) invest in more than 10% of any class of securities of any one issuer;

         (3) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (4) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of the Fund's net assets, including the amount borrowed; the Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost;

         (5) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (6) purchase real estate investment trusts that deal in real estate or interests therein, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs, and for hedging purposes;

         (7)   invest for the primary purpose of control or management;

         (8) make margin purchases or short sales of securities, except that the Fund may place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts;

         (9) make loans, except that the Fund may purchase money market securities, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

         (10) invest more than 25% of its total assets in the securities of issuers in any single industry;

         (11) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         (12) invest in interests in oil, gas or other mineral exploration or development programs; or

         (13) invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Fund in units or attached to securities will be deemed to be without value with regard to this restriction. The Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company Inc. ("TIMCO") have a substantial interest.

         The Fund has undertaken to a state insurance authority that, so long as the state authority requires and shares of the Fund are offered for sale to fund variable life insurance policies in that state, the Fund will comply with certain foreign security diversification guidelines. These guidelines provide that (1) as the percentage of the Fund's net asset value invested in foreign securities increases, a corresponding increase will be made in the number of countries in whose securities the Fund invests; and (2) the Fund will invest no more than 20% of its net asset value in securities of issuers located in any one country (other than the United States). Notwithstanding the above, these guidelines permit the Fund to invest any amount in securities of issuers located in the United States, and an additional 15% of its net asset value in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany. These guidelines require that American Depository Receipts be treated as if they were foreign securities. This undertaking is not a fundamental investment restriction or policy and may be changed without a vote of shareholders.

         The Fund may make investments in an amount of up to 10% of the value of the Fund's net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. The Fund intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 10% limitation, the Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

                               FORWARD CONTRACTS


         A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

         The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").
The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or subject to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

         These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency risk from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a forward buy contract.

         While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.


                            VALUATION OF SECURITIES

         Current value for the Fund's portfolio securities is determined as follows. Securities that are traded on an established exchange are valued on the basis of the last sales price on the exchange where primarily traded prior to the time of valuation. Securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation. Short-term money market instruments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; should this valuation of a security not approximate market, TIMCO will value the security at a price deemed in good faith to be fair by the Board of Trustees. Short-term money market instruments having maturities of more than sixty days, for which complete quotations are readily available, are valued at market. The Board of Trustees of the Fund values the following at prices it deems in good faith to be fair: (1) securities, including restricted securities, for which complete quotations are not readily available, (2) listed securities if in the Fund's opinion the last sales price does not reflect a current market value or if no sale occurred, and (3) other assets.

                            DISTRIBUTIONS AND TAXES

         The Fund has qualified, and intends to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. Thus the Fund is relieved of any federal income tax liability by distributing all of its net investment income and net capital gains, if any, to its shareholders.

         When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books, but will be made on a federal taxation basis.


                             TRUSTEES AND OFFICERS


 Name                                 Present Position and Principal Occupation During Last Five Years
 ----                                 ----------------------------------------------------------------
 *Heath B. McLendon                   Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
  Chairman and Member                 Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
  388 Greenwich Street                President (1994-present), Smith Barney Mutual Funds Management Inc.;
  New York, New York                  Chairman and Director of forty-one investment companies associated with
  Age 63                              Smith Barney; Chairman, Board of Trustees, Drew University; Trustee,
                                      The East New York Savings Bank; Advisory Director, First Empire State
                                      Corporation; Chairman, Board of Managers, seven Variable Annuity
                                      Separate Accounts of The Travelers Insurance Company+; Chairman, Board
                                      of Trustees, five Mutual Funds sponsored by The Travelers Insurance
                                      Company++; prior to July 1993, Senior Executive Vice President of
                                      Shearson Lehman Brothers Inc.



  Knight Edwards                      Of Counsel (1988-present), Edwards & Angell, Attorneys; Member,
  Member                              Advisory Board (1973-1994), thirty-one mutual funds sponsored by
  2700 Hospital Trust Tower           Keystone Group, Inc.; Member, Board of Managers, seven Variable Annuity
  Providence, Rhode Island            Separate Accounts of The Travelers Insurance Company+; Trustee, five
  Age 73                              Mutual Funds sponsored by The Travelers Insurance Company.++


  Robert E. McGill, III               Retired manufacturing executive.  Director (1983-1995), Executive Vice
  Member                              President (1989-1994), The Dexter Corporation (manufacturer of
  295 Hancock Street                  specialty chemicals and materials); Vice Chairman (1990-1992), Director
  Williamstown, Massachusetts         (1983-1995), Life Technologies, Inc. (life science/biotechnology
  Age 65                              products); Director, (1994-present), The Connecticut Surety Corporation
                                      (insurance); Director (1995-present), Calbiochem Novachem International
                                      (life science/biotechnology products); Director (1995-present), Chemfab
                                      Corporation (specialty materials manufacturer); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++



   Lewis Mandell                      Dean, College of Business Administration (1995-present), Marquette
   Member                             University; Professor of Finance (1980-1995) and Associate Dean
   606 N. 13th Street                 (1993-1995), School of Business Administration, and Director, Center
   Milwaukee, Wisconsin               for Research and Development in Financial Services (1980-1995),
   Age 54                             University of Connecticut; Director (1992-present), GZA Geoenvironmental
                                      Tech, Inc. (engineering services); Member, Board of Managers, seven
                                      Variable Annuity Separate Accounts of The Travelers Insurance
                                      Company+; Trustee, five Mutual Funds sponsored  by The Travelers Insurance
                                      Company.++


   Frances M. Hawk                    Portfolio Manager (1992-present), HLM Management Company, Inc.
   Member                             (investment management); Assistant Treasurer, Pensions and Benefits.
   222 Berkeley Street                Management (1989-1992), United Technologies Corporation (broad-based
   Boston, Massachusetts              designer and manufacturer of high technology products); Member, Board
   Age 49                             of Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++



   Ernest J. Wright                   Assistant Secretary (1994-present), Counsel (1987-present), The
   Secretary to the Board             Travelers Insurance Company; Secretary, Board of Managers, seven
   One Tower Square                   Variable Annuity Separate Accounts of The Travelers Insurance Company+;
   Hartford, Connecticut              Secretary, Board of Trustees, five Mutual Funds sponsored by The
   Age 56                             Travelers Insurance Company.++


   Kathleen A. McGah                  Assistant Secretary and Counsel (1995-present), The Travelers Insurance
   Assistant Secretary to the Board   Company; Assistant Secretary, Board of Managers, seven Variable Annuity
   One Tower Square                   Separate Accounts of The Travelers Insurance Company+; Assistant
   Hartford, Connecticut              Secretary, Board of Trustees, five Mutual Funds sponsored by The
   Age 46                             Travelers Insurance Company.++ Prior to January 1995, Counsel, ITT
                                      Hartford Life Insurance Company.


   Lewis E. Daidone                   Managing Director of Smith Barney, Senior Vice President and Treasurer
   Treasurer                          of 41 investment companies associated with Smith Barney since January 1990,
   388 Greenwich Street               Director and Vice President of SBMFM and TIA; Treasurer, Board of Trustees,
   New York, NY                       five Mutual Funds sponsored by The Travelers Insurance Company.++
   Age 38

   Irving David                       Vice President of Smith Barney, Asset Management Division (March
   Controller                         1994-present); Controller, Board of Trustees, five Mutual Funds
   388 Greenwich Street               sponsored by The Travelers Insurance Company.++  Prior to March 1994,
   New York, NY                       Director of Smith Barney, Controller and Assistant Treasure of 41
   Age 35                             investment companies associated with Smith Barney.


   Thomas M. Reynolds                 Director of Smith Barney, Asset Management Division; Controller and
   Controller                         Assistant Secretary of 35 investment companies associated with Smith
   388 Greenwich Street               Barney, (September 1991-present); Controller, Board of Trustees, five
   New York, NY                       Mutual Funds sponsored by The Travelers Insurance Company.++
   Age 36


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers

        Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

     * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.



         Members of the Board of Trustees who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company. Once a Board Member retires, 50% of the retainer amount will be paid monthy. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.



                               PORTFOLIO TURNOVER


         The Fund's portfolio turnover for the fiscal years ended December 31, 1996, 1995 and 1994 were ___, 124% and 106% respectively. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.


                              DECLARATION OF TRUST

         The Fund is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Fund were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, a Trustee shall not be liable for the neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or the reckless disregard of his duties.

         Shareholders first elected Trustees at a meeting held on August 16, 1985, and most recently elected Trustees on April 23, 1993. No further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, and unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. Trustees may voluntarily resign from office, or a Trustee may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; and (3) either by declaration in writing or at a meeting called for such purpose by the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund is required to assist in Shareholders' communications. In accordance with current laws, insurance companies using the Fund as an underlying investment option within their variable contracts will request voting instructions from contract owners participating in such contracts and will vote shares of the Fund in the same proportion as the voting instructions received.

         Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

         No amendment may be made to the Declaration of Trust without a "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).


                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER


         Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., furnishes investment management and advisory services to the Fund in accordance with the terms of an Investment Advisory Agreement which was approved by shareholders on April 23, 1993.

         As required by the 1940 Act, the Advisory Agreement will continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Fund. In addition, and in either event, the terms of the Advisory Agreement must be approved annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Trustees is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. The Advisory Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Fund; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of the Fund.

         Under the terms of the Advisory Agreement, TAMIC shall:

         (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's portfolio or are under consideration for inclusion therein;

         (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

         (3) regularly furnish recommendations to the Board of Trustees with respect to an investment program for approval, modification or rejection by the Board of Trustees;

         (4) take such steps as are necessary to implement the investment program approved by the Board of Trustees;

         (5) regularly report to the Board of Trustees with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund; and

         (6) be authorized to engage a sub-adviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this agreement.



ADVISORY FEES

         For furnishing investment management and advisory services to the Fund, TAMIC is paid an amount equivalent on an annual basis to 0.75% of the average daily net assets of the Fund. From that amount, TAMIC pays to Janus Capital Corporation an amount equivalent on an annual basis to 0.55% of the average daily net assets of the Fund for Janus Capital's services as subadviser, TAMIC thus retaining 0.20% as compensation for its services (see "subadviser" below). The advisory fee is computed daily and paid to TAMIC weekly.

         For the fiscal years ended December 31, 1994, 1995 and 1996, these advisory fees were $526,483, $752,372, and $_____ respectively.


THE SUBADVISER


         Janus Capital Corporation (Janus Capital), 100 Fillmore Street, Denver, Colorado, has been employed by TAMIC as a subadviser to manage the daily investment operations of the Fund, subject to the supervision of both TAMIC and the Board of Trustees. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate, owns approximately 83% of the outstanding voting stock of Janus Capital. Janus Capital also acts as investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.

         As described above, TAMIC, and not the Fund, will pay to Janus Capital an amount equivalent on an annual basis to 0.55% of the Fund's average daily net assets for its services as a subadviser to the Fund. For the years ended December 31, 1994, 1995 and 1996, Janus Capital Corporation received $263,242, $413,805, and $_____respectively in advisory fees.


                              REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

         However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.
Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                                   BROKERAGE


         Subject to approval of the Board of Trustees, and in accordance with the Advisory Agreement and Subadvisory Agreement, TAMIC or Janus Capital will place purchase and sale orders for portfolio securities of the Fund through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TAMIC or Janus Capital, and such services may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to the Fund, and they may also be utilized in providing investment advice and management to all accounts over which TAMIC or Janus Capital exercise investment discretion, but not all of such services will necessarily be utilized in providing investment advice to the Fund. This practice may be expected to result in greater costs to the Fund than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TAMIC and Janus Capital believe that brokers' research services are very important in providing investment advice to the Fund but are unable to give the services a dollar value. While research services are not expected to reduce the expenses of TAMIC or Janus Capital, either would, through the use of these services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staff.

         Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions and the Fund will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         The overall reasonableness of brokerage commissions paid is evaluated by the personnel of TAMIC or Janus Capital responsible for trading and managing the Fund's portfolio by comparing brokerage firms utilized by TAMIC or Janus Capital and other firms with respect to the following factors: the prices paid or received in securities transactions; the speed of execution and settlement; the size and difficulty of the brokerage transactions; the financial soundness of the firms; and the quality, timeliness and quantity of research information and reports.

         The total brokerage commissions paid by the Fund for the fiscal years ended December 31, 1994, 1995 and 1996 were $132,06, $298,469 and $______, respectively. For the fiscal year ended December 31, 1996, portfolio transactions in the amount of $___________ were directed to certain brokers because of research services, of which $________ was paid in commissions with respect to these transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. No brokerage business was placed with any brokers affiliated with the Fund's investment adviser during the past three fiscal years.


                             ADDITIONAL INFORMATION

         On April 1, 1997, The Travelers Insurance Company and its affiliates owned 100% of the Fund's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company. The Travelers Insurance Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, telephone 860-422-3985.

         First Data Investor Services Group, Inc., Exchange Place, Boston, MA, 02109, acts as transfer agent and dividend disbursing agent for the Fund.

         PNC Bank NA, 200 Stevens Drive, Lester, PA 19113 and Barclay's Bank PLC, 75 Wall Street, New York, NY, 10265 are custodians of the securities and cash of the Fund.

         Beginning on January 1, 1997, KPMG Peat Marwick LLP, independent certified public accountants, 345 Park Avenue, New York, NY, 10154, became the Fund's auditors. Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut 06103, were the independent auditors for the Fund through December 31, 1996. The services provided to the Fund include primarily the examination of the Fund's financial statements. The financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their reports thereon, and are included in the Fund's Annual Report, which is incorporated herein by reference.


         Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this SAI or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this SAI omit certain information contained in the Fund's registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

                                    APPENDIX

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.  Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS ARE AS FOLLOWS:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           CAPITAL APPRECIATION FUND


                      STATEMENT OF ADDITIONAL INFORMATION





L-11171S                                                       TIC Ed. 5-97
                                                               Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1996


                MANAGED ASSETS TRUST
                HIGH YIELD BOND TRUST
                CAPITAL APPRECIATION FUND
                CASH INCOME TRUST

                THE TRAVELERS SERIES TRUST:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the federal government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board (the "Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policy makers at the Fed decided to hold interest rates steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two-thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels (particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than the overall U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the quarter and 4.1% for the full year. For the year, the Lehman Long Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the year ended December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") (a capitalization-weighted index of 500 widely held common stocks) provided a total return of 22.95%. Over the same period, the Russell 2000 Stock Index, a measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July. However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid-sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share. This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation disappointments. After a prolonged period of underperformance, relative valuations for small company stocks are becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MANAGED ASSETS TRUST

The first nine months of 1996 were almost as bad as 1994 for bonds in general. U.S. Treasuries performed poorly but there were much fewer problems in other types of bonds. Stocks performed well through May of 1996, but suffered a slight correction in June and July. Large capitalization stocks rebounded smartly from the summer correction and reached new highs by November. Small capitalization stocks, which clearly were doing well in May, recovered much more slowly and still had not reached new highs by the end of 1996.

The fourth quarter of 1996 was the best quarter of the year for both the stock and bond markets. Bonds rallied as the U.S. economy slowed down and the Republicans maintained control of the U.S. Congress. Stocks benefited from the decline in interest rates as well as ongoing expectations for high corporate earnings growth.

Managed Assets Trust's total return was 13.78% gross for 1996, 0.23% behind the 60% S&P 500 and 40% Lehman Government/Corporate blended benchmark. However, for the fourth quarter, Managed Assets Trust outperformed the blended benchmark by 0.05% (6.29% versus 6.24%). Managed Assets Trust was helped by its stock portion outperforming the S&P 500 three out of four quarters and the biggest drag on its performance was its underweighting in stocks during the first half of 1996.

Looking ahead at 1997, we expect interest rates to stay in the relatively narrow trading range established in 1996. In our view, low unemployment is the biggest risk of higher interest rates but a 7% yield has proven to be sufficient in attracting more investors to bonds and has helped to cool interest-sensitive sectors of the economy. In our opinion, the biggest risk ahead for stocks is if interest rates go above 7%. While stock valuations are high, corporate earnings growth is expected to be slightly faster in 1997. In addition, we also expect the U.S. dollar to be strong in 1997 and that could pose a risk to future earnings growth. We plan on increasing the duration of the bond portion of Managed Assets Trust if rates get closer to their 1996 highs and reduce its duration if rates go down. Moreover, we continue to hold convertible bonds to provide some defensive characteristics and in keeping with our relatively neutral stance regarding stocks.

HIGH YIELD BOND TRUST

High Yield Bond Trust closed out the year successfully, ending with a particularly strong fourth quarter performance. For the year ended December 31, 1996, the High Yield Bond Trust generated a total return of 16.05%, exceeding both the First Boston High-Yield Index and the Bear Stearns High-Yield Index, both of which had a total return of approximately 12.40% for the same period.

Investor interest in high yield bonds remained strong for the first three quarters of the year. As mutual fund inflows into high yield bond funds continued at a brisk pace, we viewed the fixed-income market in general as skittish. Lower interest rate expectations and investor uncertainty of lower-quality bonds caused many investors to gravitate toward the higher-rated issues. We remained especially cautious toward lower-quality issues and telecommunications issues that we believed may have disappointing earnings reports. Our cautious stance with respect to these sectors allowed us to avoid the heavy losses incurred in the fourth quarter by many high-profile and high-yield issues such as Marvel Entertainment, MobileMedia, and CAI Wireless. Although we maintained a relatively high cash position of 23%, this position proved to be prudent during this volatile period.

The Trust's biggest winners of the year include Renaissance Cosmetics and Transamerican Refining bonds. Renaissance Cosmetics recently announced a very attractive tender offer for bonds that we hold and Transamerican Refining appears to be nearing completion of a successful refinancing effort. Among the Trust's other significant winners during 1996 were U.S. Banknote, Fleming, Gulf States Steel, and Sheffield Steel. In addition, we are pleased by the performance of K mart, Great Dane bonds, and the FRD Acquisition notes, all of which produced handsome returns by year's end.

Our biggest disappointments in the past year were Alliance Entertainment and Trump Castle. Alliance Entertainment suffered a sharp decline following a lower-than-expected earnings report in the third quarter. We were initially attracted to the Trump Castle issues because of its proposed partnership with Hard Rock Cafe to "re-theme" Trump Castle. With much new development coming to the Atlantic City marina area, we were also attracted by Trump Castle's underlying asset value. However, after the proposed partnership with Hard Rock Cafe fell apart, the bonds experienced a loss. Nevertheless, despite our disappointments, we remain confident in the Trump Castle high-yield bonds and believe that they will make a strong contribution to the High Yield Bond Trust going forward.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

We remain bullish on the prospects for high-yield bonds for 1997. In the year ahead, we also believe that many investors will probably avoid the more speculative issues. Given the lack of progress among wireless cable companies, on-going capital expenditure concerns among paging companies, and the uncertain prospect of lower-quality cable companies to fulfill their debt obligations, we do, however, expect more higher volatility in the telecommunications sector. In our view, although many high-yield sectors will continue to experience volatility, our investment strategy of careful security selection should provide investors with competitive total returns in the year ahead.

CAPITAL APPRECIATION FUND

Stocks moved ahead in the fourth quarter of 1996, ending the year near record highs. The S&P 500 gained 8.34% for the fourth quarter. For the year ended December 31, 1996, the Capital Appreciation Fund appreciated 28.21% versus a 22.95% gain for the S&P 500 over the same period.

While the Capital Appreciation Fund's fourth quarter performance was respectable, we are especially proud of the Janus research team's performance this past year. Of course, the powerful performance of the stock market deserves some credit, as do nearly ideal economic conditions and record corporate profits, all of which have lifted stock valuations. While moderate economic growth, mild inflation and low interest rates have made business conditions healthy, our research team's solid fundamental research have contributed to the Capital Appreciation Fund's stock selection process.

In terms of individual holdings, the Capital Appreciation Fund has a substantial weighting in financial services stocks. We believe companies such as Wells Fargo, Citicorp and Chase Manhattan should continue to enjoy excellent lending margins and should be able to extend their domination in select markets. Low interest rates and a mild economic climate tend to boost profits at dominant franchise competitors across a broad spectrum of industries.

The Capital Appreciation Fund holds a number of familiar technology names such as International Business Machines, Microsoft, Cisco Systems and Intel to established drug manufacturers such as Pfizer, Eli Lilly and Monsanto (an organization that is transforming itself from an old-line chemical producer into a far more dynamic life sciences company). These stocks performed well during the fourth quarter. The Capital Appreciation Fund also benefited from the excellent returns of UAL (parent company to United Airlines), which gained roughly more than 30%. We believe the employee management at UAL has done a good job. In our view, UAL (and the airline industry in general) have attractive valuations. For example, UAL is currently selling at 6 1/2 times our 1998 earnings estimate. In general, the airlines industry has undergone huge changes in the last few years, becoming more rational with fewer overlapping and unprofitable competitors. Instead of adding capacity, many airline managements have focused on pulling back from unprofitable routes and increasing loads in existing routes. In addition, average airline ticket prices are up as well. In our view, the only negative for the industry is rising fuel prices but most, if not all, of the increase is probably already factored into their stock prices.

During the fourth quarter, we trimmed Microsoft and long-time holding Merrill Lynch when both reached high valuations. Moreover, we sold sports apparel manufacturer Fila at a profit due to valuation concerns and because its products have begun to lose momentum in the branded sportswear industry. Lastly, Centocor and Trans World Airlines were sold at losses. With respect to Centocor, we had to revise our earnings and revenues estimates downward due to a slower-than-anticipated sales upturn of Reopro, the company's new drug to fight cardiovascular disease. As many of you know, Trans World Airlines was a far more tragic situation. In addition to the crash of Flight 800 which may affect bookings for some time to come, management turnover at TWA has also raised some concerns. Although we expect greater stock market volatility in 1997, we continue to be very excited about the stock market for all of the reasons outlined at the beginning of this market commentary. We stayed the course in 1996 and, unless there is a radical change in the current economic and business environment, we intend to do the same in 1997. We believe the Capital Appreciation Fund's focus on primarily large, high-quality growth companies should continue to serve our shareholders well in the days ahead.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

CASH INCOME TRUST

Cash Income Trust seeks to provide shareholders with high current income from short-term money market investments while emphasizing preservation of capital and maintaining a high degree of liquidity. Cash Income Trust pursues this objective by investing in securities maturing in one year or less.

For the year ended December 31, 1996, Cash Income Trust generated an annual effective yield of 4.20% and as of December 31, 1996 had an average maturity of
38.8 days. Cash Income Trust continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided Cash Income Trust with safety, liquidity, and stability.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 15, 1997

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                  13.78%
   Five Years Ended 12/31/96             8.83%
   Ten Years Ended 12/31/96              9.76%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                 Lehman
   Measurement                   Govern-
     Period          Managed  ment/Corporate   Consumer    Standard
  (Fiscal Year       Assets       Bond          Price     & Poor's
    Covered)          Trust       Index         Index     500 Index
12/86                   10000       10000       10000       10000
12/87                   11905       10229       10441       10525
12/88                   12134       11004       10903       12269
12/89                   13247       12570       11410       16150
12/90                   16840       13612       12106       15648
12/91                   17256       15807       12476       20406
12/92                   21001       17006       12838       21960
12/93                   22080       18883       13191       24167
12/94                   24140       18218       13544       24485
12/95                   23599       21725       13888       29853
12/96                   26837       22354       14348       36704

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    16.05%
   Five Years Ended 12/31/96               9.90%
   Ten Years Ended 12/31/96                7.21%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issued, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                          First
                                                         Boston
   Measurement        High       Lehman                   High
     Period           Yield      Aggre-     Consumer      Yield
  (Fiscal Year        Bond      gate Bond     Price     Index Top
    Covered)          Trust       Index       Index       Tier
12/86                   10000       10000       10000       10000
12/87                   10798       10276       10441       11254
12/88                   10761       11086       10903       12630
12/89                   12329       12698       11410       14296
12/90                   12502       13835       12106       14429
12/91                   11361       16050       12476       17731
12/92                   14328       17236       12838       19279
12/93                   16214       18918       13191       22290
12/94                   18485       18365       13544       22248
12/95                   18252       21758       13888       26403
12/96                   21181       22548       14348       29234

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    28.21%
   Five Years Ended 12/31/96              16.18%
   Ten Years Ended 12/31/96               11.44%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.



   Measurement
     Period          Capital    Standard       Russell     Consumer
  (Fiscal Year      Apprecia-   & Poor's        2000        Price
    Covered)        tion Fund   500 Index      Index        Index
12/86                   10000       10000       10000       10000
12/87                   11005       10525        9120       10441
12/88                   10111       12269       11402       10903
12/89                   11129       16150       13256       11410
12/90                   12877       15648       10674       12106
12/91                   12073       20406       15589       12476
12/92                   16318       21960       18458       12838
12/93                   19190       24167       21943       13191
12/94                   22086       24485        9105       13544
12/95                   21035       29853       11696       13888
12/96                   26976       36704       13626       14348

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 54.7%
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 7.6%
  15,400   Accustaff Inc.+................................................................   $    325,325
  10,200   American Stores Co.............................................................        416,925
   8,200   Borders Group, Inc.+...........................................................        294,175
  10,400   Clear Channel Communications, Inc.+............................................        375,700
   2,700   Colgate-Palmolive Co...........................................................        249,075
  10,000   Corrections Corp. of America+..................................................        306,250
   9,700   Dollar General.................................................................        310,400
   5,200   Duracell International.........................................................        363,350
   6,100   Eastman Kodak Co...............................................................        489,525
  12,100   Federated Department Stores Inc.+..............................................        412,913
   6,500   Gannett Co.....................................................................        486,688
  15,500   Gap Inc........................................................................        466,938
  12,700   Gillette Co....................................................................        987,425
   8,800   HFS Inc.+......................................................................        525,800
  13,800   Hilton Hotels Corp.............................................................        360,525
   9,400   Home Depot Inc.................................................................        471,175
   5,174   Kimberly-Clark Corp............................................................        492,824
  11,200   Lowes Co.......................................................................        397,600
  11,600   McDonalds Corp.................................................................        524,900
  10,100   New York Times Co., Class A Shares.............................................        383,800
  10,700   Nike Inc., Class B Shares......................................................        639,325
  13,000   Procter & Gamble Co............................................................      1,397,500
   7,000   Sears Roebuck & Co.............................................................        322,875
   1,250   TCI Satellite Entertainment Inc.+..............................................         12,344
  12,500   Tele-Communications Inc.+......................................................        163,281
  12,477   The Walt Disney Co.............................................................        868,711
   8,700   Tiffany & Co...................................................................        318,638
  10,000   Time Warner Inc................................................................        375,000
   2,600   Unilever N.V...................................................................        455,650
   5,700   VF Corp........................................................................        384,750
  32,600   Wal-Mart Stores, Inc...........................................................        745,725
---------------------------------------------------------------------------------------------------------
                                                                                               14,325,112
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.5%
   3,100   American Brands Inc............................................................        153,838
   9,200   Anheuser-Busch Co..............................................................        368,000
   1,900   Campbell Soup Co...............................................................        152,475
  44,800   Coca-Cola Co...................................................................      2,357,600
  13,900   Conagra Inc....................................................................        691,525
   6,500   CPC International Inc..........................................................        503,750
  11,700   Dean Foods.....................................................................        377,325
   2,900   General Mills Inc..............................................................        183,788
  29,000   PepsiCo Inc....................................................................        851,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.5% (CONTINUED)
  18,100   Philip Morris Cos. ............................................................   $  2,038,513
   6,800   Pioneer Hi-Bred International..................................................        476,000
   9,000   Sara Lee Corp. ................................................................        335,250
---------------------------------------------------------------------------------------------------------
                                                                                                8,489,939
---------------------------------------------------------------------------------------------------------
ENERGY -- 0.7%
   5,700   Chesapeake Energy Corp.+.......................................................        317,091
   6,800   Halliburton Co.................................................................        409,700
   6,400   Louisiana Land & Exploration Co................................................        343,200
   2,800   Schlumberger Ltd. .............................................................        279,650
---------------------------------------------------------------------------------------------------------
                                                                                                1,349,641
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.2%
   8,265   Allstate Corp. ................................................................        478,337
   8,200   Ambac Inc......................................................................        544,275
   9,200   American Express Co. ..........................................................        519,800
   8,850   American International Group Inc. .............................................        958,012
   7,289   Banc One Corp. ................................................................        313,427
   7,300   Bank of Boston Corp............................................................        469,025
  10,400   BankAmerica Corp. .............................................................      1,037,400
   3,600   Barnett Banks Inc. ............................................................        148,050
  12,736   Chase Manhattan Corp. .........................................................      1,136,688
   7,000   Chubb Corp.....................................................................        376,250
   3,600   Cigna Corp.....................................................................        491,850
  13,700   Citicorp.......................................................................      1,411,100
   3,500   Federal Home Loan Mortgage Corp................................................        385,437
  20,600   Federal National Mortgage Association..........................................        767,350
   2,600   First Bank System Inc..........................................................        177,450
   6,000   First Chicago NBD Corp.........................................................        322,500
   1,500   General Reinsurance Corp. .....................................................        236,625
   4,700   Golden West Financial Corp.....................................................        296,687
   4,900   Household International Inc....................................................        452,025
   7,200   ITT Hartford Group, Inc........................................................        486,000
   8,300   Mellon Bank Corp...............................................................        589,300
   3,100   Merrill Lynch & Co.............................................................        252,650
   3,000   Morgan Stanley Group Inc. .....................................................        171,375
   6,000   NationsBank Corp...............................................................        586,500
   8,400   Northern Trust Corp. ..........................................................        304,500
  16,200   Norwest Corp...................................................................        704,700
   3,500   Student Loan Marketing Association.............................................        325,938
   6,900   SunAmerica Inc.................................................................        306,188
   4,100   SunTrust Banks Inc.............................................................        201,925
   5,400   Transatlantic Holdings Inc.....................................................        434,700
   1,800   Wells Fargo & Co...............................................................        485,550
---------------------------------------------------------------------------------------------------------
                                                                                               15,371,614
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 6.0%
   9,100   Abbott Laboratories............................................................        461,825
   7,000   American Home Products Corp....................................................        410,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 6.0% (CONTINUED)
  10,000   Amgen Inc.+....................................................................   $    543,750
  13,100   Bristol-Meyers Squibb Co.......................................................      1,424,625
  12,300   Columbia/HCA Healthcare Corp...................................................        501,225
   6,400   Eli Lilly & Co.................................................................        467,200
   6,800   Guidant Corp...................................................................        387,600
   7,900   HBO & Co.......................................................................        469,063
  29,600   Johnson & Johnson..............................................................      1,472,600
  12,600   Medpartners, Inc.+.............................................................        264,600
   4,500   Medtronic Inc..................................................................        306,000
  25,900   Merck & Co.....................................................................      2,052,575
  11,700   Pfizer Inc. ...................................................................        969,637
  11,400   Schering-Plough Corp...........................................................        738,150
   9,600   Vencor Inc.+ ..................................................................        303,600
   5,000   Warner-Lambert Co..............................................................        375,000
---------------------------------------------------------------------------------------------------------
                                                                                               11,147,825
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 3.1%
   5,000   Aluminum Co. of America........................................................        318,750
   5,000   Armstrong World Industries Inc.................................................        347,500
  13,100   Black & Decker Corp............................................................        394,638
   8,800   Cytec Industries Inc.+.........................................................        357,500
  10,200   E.I. du Pont de Nemours & Co. .................................................        962,625
  13,900   Freeport-McMoRan Copper........................................................        415,262
   4,900   Georgia-Pacific Corp. .........................................................        352,800
  18,100   Homestake Mining Co............................................................        257,925
  18,000   Monsanto Co....................................................................        699,750
   9,700   Morton International Inc.......................................................        395,275
   1,600   Nucor Corp.....................................................................         81,600
  10,400   Union Carbide Corp.............................................................        425,100
   5,100   USX-US Steel Group.............................................................        160,012
   3,700   Weyerhauser Co.................................................................        175,287
   5,900   Willamette Industries Inc. ....................................................        414,475
---------------------------------------------------------------------------------------------------------
                                                                                                5,758,499
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.2%
   5,200   Allied Signal Inc..............................................................        348,400
   9,900   Boeing Co. ....................................................................      1,053,113
   3,700   Caterpillar Inc. ..............................................................        278,425
  13,950   Crane Co.......................................................................        404,550
  11,400   Deere & Co.....................................................................        463,125
   4,100   Emerson Electric Co............................................................        396,675
   6,200   Fluor Corp.....................................................................        389,050
  31,200   General Electric Co............................................................      3,084,900
   6,700   Honeywell Inc. ................................................................        440,525
   6,400   Illinois Tool Works............................................................        511,200
   3,680   Lockheed Martin Corp. .........................................................        336,720
   7,800   Minnesota Mining & Manufacturing Co. ..........................................        646,425
   4,700   Raychem Corp...................................................................        376,587

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.2% (CONTINUED)
  10,800   United Technologies Corp.......................................................   $    712,800
   5,000   W.W. Grainger Inc. ............................................................        401,250
---------------------------------------------------------------------------------------------------------
                                                                                                9,843,745
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 7.2%
   6,150   Andrew Corp.+..................................................................        326,334
  11,100   Atmel Corp.+...................................................................        367,687
   5,700   Automatic Data Processing Inc..................................................        244,388
  18,800   Cisco Systems Inc.+............................................................      1,196,150
   5,400   Compaq Computer Corp.+.........................................................        400,950
  11,575   Computer Associates International Inc..........................................        575,856
   8,200   First Data Corp. ..............................................................        299,300
   5,600   Gateway 2000 Inc.+.............................................................        299,950
  18,600   Hewlett Packard Co.............................................................        934,650
  17,400   Intel Corp.....................................................................      2,278,312
   9,500   International Business Machines Corp...........................................      1,434,500
  11,569   Lucent Technologies Inc........................................................        534,974
  22,200   Microsoft Corp.+...............................................................      1,834,275
  10,600   Motorola Inc. .................................................................        650,575
  12,000   Oracle Corp.+..................................................................        501,000
  19,600   Sun Microsystems Inc.+.........................................................        503,475
   3,200   Texas Instruments Inc..........................................................        204,000
   3,200   3Com Corp.+ ...................................................................        234,800
   4,900   U.S. Robotics Corp.+...........................................................        352,800
   6,000   Xerox Corp. ...................................................................        315,750
---------------------------------------------------------------------------------------------------------
                                                                                               13,489,726
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.9%
   6,300   Burlington Northern Sante Fe...................................................        544,163
  17,600   Chrysler Corp..................................................................        580,800
   1,448   Conrail Inc....................................................................        144,257
  11,200   Continental Airlines, Inc., Class B Shares+....................................        316,400
  21,100   Ford Motor Co..................................................................        672,562
  12,900   General Motors Corp............................................................        719,175
   7,800   Lear Corp.+....................................................................        266,175
   4,000   Union Pacific Corp. ...........................................................        240,500
---------------------------------------------------------------------------------------------------------
                                                                                                3,484,032
---------------------------------------------------------------------------------------------------------
OIL -- 4.5%
   7,100   Amerada Hess Corp..............................................................        410,913
   9,000   Amoco Corp.....................................................................        724,500
   8,100   Ashland Inc. ..................................................................        355,388
   2,100   Atlantic Richfield Co..........................................................        278,250
  12,000   Chevron Corp...................................................................        780,000
  19,400   Exxon Corp. ...................................................................      1,901,200
   9,800   Mobil Corp.....................................................................      1,198,050
   7,900   Royal Dutch Petroleum Co.......................................................      1,348,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
OIL -- 4.5% (CONTINUED)
  10,200   Texaco Inc. ...................................................................   $  1,000,875
  11,100   Unocal Corp....................................................................        450,937
---------------------------------------------------------------------------------------------------------
                                                                                                8,449,038
---------------------------------------------------------------------------------------------------------
UTILITIES -- 5.8%
   8,400   AES Corp.+.....................................................................        390,600
   9,700   Allegheny Power System, Inc....................................................        294,638
  22,000   American Telephone & Telegraph Corp............................................        957,000
  10,500   Ameritech Corp.................................................................        636,562
   9,900   Baltimore Gas & Electric Co....................................................        264,825
   8,200   Bell Atlantic Corp.............................................................        530,950
  19,000   BellSouth Corp.................................................................        767,125
  10,100   CalEnergy Inc.+................................................................        337,088
   6,500   CMS Energy Corp................................................................        218,563
   5,900   Columbia Gas System............................................................        375,387
   7,300   Consolidated Natural Gas.......................................................        403,325
   3,800   Duke Power Co..................................................................        175,750
   4,700   Enron Corp.....................................................................        202,688
   3,200   FPL Group Inc..................................................................        147,200
  15,600   GTE Corp. .....................................................................        709,800
   4,900   Houston Industries Inc.........................................................        110,862
  22,700   MCI Communications Corp. ......................................................        742,006
   8,300   Nynex Corp. ...................................................................        399,438
   4,100   Pacific Enterprises............................................................        124,537
   6,600   Pacific Telesis Group..........................................................        242,550
  15,400   SBC Communications Inc.........................................................        796,950
   7,900   Sonat Inc. ....................................................................        406,850
  20,300   Southern Co....................................................................        459,287
   6,300   Sprint Corp....................................................................        251,213
  11,400   Texas Utilities Co. ...........................................................        464,550
   3,400   U.S. West Communications Group.................................................        109,650
  15,100   Worldcom Inc.+.................................................................        393,542
---------------------------------------------------------------------------------------------------------
                                                                                               10,912,936
---------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCKS (Cost -- $78,744,955)......................................    102,622,107
---------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.1%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.5%
   2,000   FINOVA Group, Convertible 5.500%...............................................        105,000
       4   Fuji Finance, Convertible 0.250%...............................................        105,140
   8,000   Merry Land & Investment, Inc., Convertible 2.150%..............................        211,000
   4,000   St. Paul Capital, Convertible 6.000%...........................................        221,500
   5,000   Tosco Financial Trust, Convertible 5.750%......................................        258,750
---------------------------------------------------------------------------------------------------------
                                                                                                  901,390
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.6%
   4,000   Amcor Ltd., Convertible 7.250%.................................................   $    204,000
  10,000   Corning Delaware L.P...........................................................        636,250
  12,000   International Paper............................................................        552,000
  10,990   News Corp Ltd., Convertible 5.000%.............................................      1,050,919
   9,000   Occidental Petroleum Corp......................................................        510,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,953,919
---------------------------------------------------------------------------------------------------------
           TOTAL PREFERRED STOCKS (Cost -- $3,510,971)....................................      3,855,309
---------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                       SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 22.9%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.5%
$  2,500,000   American Express Co., zero coupon due 12/12/00.............................      1,971,875
     500,000   Great Western Financial Corp., Notes, 6.375% due 7/1/00....................        497,500
   5,000,000   New Plan Reality, 5.950% due 11/2/26.......................................      4,993,750
   1,000,000   Signet Credit Card, Master Trust 1993-4B, 5.800% due 3/15/98...............        991,620
---------------------------------------------------------------------------------------------------------
                                                                                                8,454,745
---------------------------------------------------------------------------------------------------------
GOVERNMENT, NATIONAL -- 2.1%
   2,000,000   Canada - Global Bond, 6.750% due 8/28/06...................................      2,010,000
   2,000,000   Poland, 6.438% due 10/27/24................................................      1,945,000
---------------------------------------------------------------------------------------------------------
                                                                                                3,955,000
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 3.4%
   2,000,000   Becton Dickinson & Co., 8.800% due 3/1/01..................................      2,160,000
   2,000,000   Cox Communications Inc., 6.875% due 6/15/05................................      1,982,500
   2,020,000   Tele-Communications Inc. 9.650% due 10/1/03................................      2,191,700
---------------------------------------------------------------------------------------------------------
                                                                                                6,334,200
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 5.7%
   9,000,000   Weyerhauser Mortgage Co., 8.500% due 1/15/25...............................     10,794,330
---------------------------------------------------------------------------------------------------------
OIL -- 1.9%
     500,000   Apache Corp., 6.000% due 1/15/02...........................................        640,000
   3,000,000   Texaco Capital Inc., 7.750% due 2/15/33....................................      3,052,500
---------------------------------------------------------------------------------------------------------
                                                                                                3,692,500
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
     929,255   Delta Airlines, Inc., 9.250% due 1/2/07....................................        960,376
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.6%
$  1,100,000   Niagara Mohawk Power Corp., 8.000% due 6/1/04..............................   $  1,050,500
---------------------------------------------------------------------------------------------------------
UTILITY - TELEPHONE -- 4.2%
   5,000,000   BellSouth Cap Funding, 6.040% due 11/15/26.................................      4,956,250
   3,000,000   BellSouth Telecommunications, 7.000% due 12/1/2095.........................      2,887,500
---------------------------------------------------------------------------------------------------------
                                                                                                7,843,750
---------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS (Cost -- $41,691,641)................................     43,085,401
---------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 5.1%
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.6%
     580,000   Hilton Hotels Corp., 5.000% due 5/15/06....................................        608,275
     500,000   Home Depot Inc., 3.250% due 10/1/01........................................        492,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,100,775
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.7%
     500,000   Equitable Cos., 6.125% due 12/15/24........................................        580,625
     500,000   Sappi BVI Finance Ltd., 7.500% due 8/1/02..................................        460,000
     500,000   USF&G Corp., zero coupon due 3/3/09........................................        316,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,356,875
---------------------------------------------------------------------------------------------------------
GOVERNMENT - NATIONAL -- 0.3%
     500,000   Republic of Italy, 5.000% due 6/28/01......................................        492,500
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 3.2%
   1,400,000   Alza Corp., zero coupon due 7/14/14........................................        588,000
     300,000   Berkshire Hathaway Inc., 1.000% due 12/3/01................................        280,125
   1,000,000   Comcast Corp., 1.125% due 4/15/07..........................................        512,500
     877,000   Cooper Industries Inc., 7.050% due 1/1/15..................................        940,582
     300,000   Inco Ltd., 7.750% due 3/15/16..............................................        317,250
   1,000,000   Marriott International Inc., zero coupon due 3/25/11.......................        561,250
     500,000   McKesson Corp., 4.500% due 3/1/04..........................................        443,125
     100,000   Omnicom Group, Inc., zero coupon due 1/3/07................................        100,000
     500,000   Pennzoil Co., 4.750% due 10/1/03...........................................        571,250
     400,000   Rouse Co., 5.750% due 7/23/02..............................................        438,000
     300,000   RPM Inc., zero coupon due 9/30/12..........................................        134,625
     200,000   Scholastic Corp., 5.000% due 8/15/05.......................................        208,750
     200,000   Tenet Healthcare Corp., 6.000% due 12/1/05.................................        212,250
     200,000   The Sports Authority Inc., 5.250% due 9/15/01..............................        187,750
     500,000   Trinova Corp., 6.000% due 10/15/02.........................................        496,875
---------------------------------------------------------------------------------------------------------
                                                                                                5,992,332
---------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.3%
     600,000   Potomac Electric Power Co., 5.000% due 9/1/02..............................        558,000
---------------------------------------------------------------------------------------------------------
               TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $9,194,761).....................      9,500,482
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 7.9%
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 7.9%
$     75,000   U.S. Treasury Notes, 6.900% due 8/21/97*...................................   $     72,519
   3,000,000   U.S. Treasury Strip, zero coupon due 5/15/07...............................      1,530,000
  11,000,000   U.S. Treasury Strip, zero coupon due 5/15/09...............................      4,868,160
     493,534   FHLMC, 8.500% due 9/1/02...................................................        508,958
   2,000,000   FNMA Principal Strips, 7.890% due 3/9/97...................................      1,976,420
     184,841   FNMA, 8.500% due 3/1/05....................................................        192,408
   3,333,217   FNMA, 7.500% due 10/1/25...................................................      3,333,217
     318,618   GNMA, 7.500% due 3/15/07...................................................        318,914
      60,555   GNMA, 7.500% due 6/15/07...................................................         60,612
     209,632   GNMA, 9.000% due 12/15/16..................................................        220,900
     255,165   GNMA, 9.000% due 11/15/19..................................................        268,881
     379,737   GNMA, 9.500% due 1/15/20...................................................        410,473
     209,395   GNMA, 9.500% due 3/15/20...................................................        226,342
     194,535   GNMA, 7.500% due 5/15/23...................................................        194,717
     745,284   GNMA, 7.500% due 12/15/25..................................................        745,976
---------------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT SECTOR (Cost -- $15,170,051).........................     14,928,497
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
   3,000,000   GE Capital Corp, 5.532% due 2/20/97 (Cost -- $2,977,583)...................      2,975,160
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
  10,715,000   Citibank, 6.900% due 1/2/97; Proceeds at maturity -- $10,719,107;
               (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/31/98;
               Market value -- $10,936,313) (Cost -- $10,715,000).........................     10,715,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $162,004,962**).........................   $187,681,956
---------------------------------------------------------------------------------------------------------

 + Non-income producing security.
 * Segregated security for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS                                   SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 77.0%
----------------------------------------------------------------------------------------------------------
AMUSEMENTS -- 5.9%
$500,000    NR        Live Entertainment Inc., Sr. Sub. Notes, 12.000% due 3/23/99...........   $  485,000
 500,000    B-        Plitt Theaters Inc., Sr. Sub. Notes, 10.875% due 6/15/04...............      510,000
----------------------------------------------------------------------------------------------------------
                                                                                                   995,000
----------------------------------------------------------------------------------------------------------
CHEMICALS, PHARMACEUTICALS AND ALLIED PRODUCTS -- 3.5%
 500,000    NR        Renaissance Cosmetics Inc., Sr. Notes, Series B, 13.750% due 8/15/01...      585,000
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 10.2%
 500,000    B3*       Commodore Media Inc., Sr. Sub. Notes, 7.500% due 5/1/03................      526,250
 400,000    B-        Paxson Communications Corp., Sr. Sub. Notes, 11.625% due 10/1/02+......      417,000
 400,000    B-        Pegasus Media Communications Inc., Notes 12.500% due 7/1/05+...........      433,000
 500,000    BB        Telewest Communications PLC, Sr. Discount Debentures,
                      step bond to yield 10.751% due 10/1/07.................................      348,750
----------------------------------------------------------------------------------------------------------
                                                                                                 1,725,000
----------------------------------------------------------------------------------------------------------
CONSTRUCTION -- 3.7%
 250,000    B         Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04....................      250,313
 400,000    B         Johnston America Industries, Inc., Sr. Sub. Notes, 11.750% due               383,000
                      8/15/05................................................................
----------------------------------------------------------------------------------------------------------
                                                                                                   633,313
----------------------------------------------------------------------------------------------------------
ELECTRICAL -- 3.0%
 500,000    NR        Emcor Group Inc., Notes, 11.000% due 12/15/01..........................      504,375
----------------------------------------------------------------------------------------------------------
FINANCE -- 5.4%
 400,000    B-        B.F. Saul Real Estate Investment Trust, Sr. Secured Notes, 11.625% due       431,000
                      4/1/02+................................................................
  36,896    B3*       FRD Acquisition Co., Sr. Notes, Series B, 12.500% due 7/15/04..........       37,634
 500,000    Caa*      Trump Castle Funding, 1st Mortgage, 11.750% due 11/15/03...............      442,500
----------------------------------------------------------------------------------------------------------
                                                                                                   911,134
----------------------------------------------------------------------------------------------------------
INSURANCE -- 2.9%
 500,000    NR        I.C.H. Corp., Sr. Sub. Notes, 11.250% due 12/1/03++....................      490,000
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.9%
 500,000    NR        Great Dane Holdings, Inc., Sr. Sub. Notes, 12.750% due 8/1/01..........      503,750
----------------------------------------------------------------------------------------------------------
METAL PRODUCTS/MINING -- 8.7%
 500,000    B         Gulf States Steel Alabama Inc., 1st Mortgage,
                      13.500% due 4/15/03++..................................................      473,750
 500,000    NR        Parker Drilling Co., Guaranteed Notes, 9.750% due 11/15/06+............      527,500
 500,000    B-        Sheffield Steel Corp., 1st Mortgage Notes, 12.000% due 11/1/01.........      475,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,476,250
----------------------------------------------------------------------------------------------------------
PAPER AND ALLIED PRODUCTS -- 2.4%
 400,000    B         Mail-Well Corp., Sr. Sub. Notes, 10.500% due 2/15/04+..................      398,500
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS                                   SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
PETROLEUM REFINING AND RELATED INDUSTRIES -- 3.0%
$500,000    CCC+      Transamerican Refining Corp., Guaranteed 1st Mortgage Notes,
                      16.500% due 2/15/02...................................................   $   505,000
----------------------------------------------------------------------------------------------------------
PRINTING, PUBLISHING AND ALLIED INDUSTRIES -- 5.8%
 500,000    Caa*      Sullivan Graphics Inc., Sr. Sub. Notes, 12.750% due 8/1/05+...........       490,000
 500,000    B-        U.S. Banknote Corp., Sr. Notes, 11.625% due 8/1/02+...................       482,500
----------------------------------------------------------------------------------------------------------
                                                                                                   972,500
----------------------------------------------------------------------------------------------------------
RETAIL -- 4.2%
 250,000    B         Flagstar Corp., Sr. Notes, 10.750% due 9/15/01........................       230,000
 500,000    B+        K mart Corp., Notes, 7.900% due 12/14/00..............................       481,250
----------------------------------------------------------------------------------------------------------
                                                                                                   711,250
----------------------------------------------------------------------------------------------------------
SERVICES -- 8.5%
 500,000    B+        Americold Corp., 1st Mortgage Series B, 11.500% due 3/1/05............       524,375
 500,000    B-        Florists Transworld Delivery Inc., Sr. Sub. Notes,
                      Series B, 14.000% due 12/15/01........................................       506,250
 400,000    B-        Regency Health Services Inc., Sr. Sub. Notes, 9.875% due 10/15/02.....       406,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,436,625
----------------------------------------------------------------------------------------------------------
TEXTILE MILL PRODUCTS -- 2.8%
 500,000    B         CMI Industries Inc., Sr. Sub. Notes, 9.500% due 10/1/03...............       466,250
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.6%
 400,000    B-        Terex Corp., Sr. Secured Notes, 13.250% due 5/15/02+++................       432,000
----------------------------------------------------------------------------------------------------------
WHOLESALE TRADE -- 1.5%
 250,000    B+        Fleming Co. Inc., Sr. Notes, 10.625% due 12/15/01.....................       254,375
----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $12,350,130).................................................    13,000,322
----------------------------------------------------------------------------------------------------------
SHARES                                               SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.0%
----------------------------------------------------------------------------------------------------------
UTILITIES -- 0.0%
     264              Great Bay Power Co.+ (Cost -- $0).....................................         2,210
----------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
----------------------------------------------------------------------------------------------------------
METAL PRODUCTS/MINING -- 0.0%
     500              Gulf State Steel Alabama Inc., Expire 4/15/03+........................         2,500
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.0%
   1,600              Terex Corp., Expire 5/15/02++.........................................         3,200
----------------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $0)..........................................................         5,700
----------------------------------------------------------------------------------------------------------
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $12,350,130).................................................    13,008,232
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT                                            SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.0%
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.5%
$ 600,000          Bankers Trust N.Y. Corp., 5.400% due 2/19/97............................   $   595,590
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 19.5%
 3,298,000         Chase Manhattan Bank, 6.550% due 1/2/97; Proceeds at
                   maturity -- $3,299,200; (Fully collateralized by U.S. Treasury Bill due
                   10/31/98; Market value -- $3,363,993)...................................     3,298,000
---------------------------------------------------------------------------------------------------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost -- $3,893,590)....................................................     3,893,590
---------------------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $16,243,720**).................................................   $16,901,822
---------------------------------------------------------------------------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt that are from registration, normally to qualified institutional buyers.
++ Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 19 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                      % OF TOTAL CORPORATE
STANDARD & POOR'S        BONDS & NOTES
------------------------------------------
    BB                          2.7%
    B                          58.8
   CCC                          7.8
    NR                         30.7
------------------------------------------
                              100.0%
------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moodys"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA             --   Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA              --   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A               --   Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB             --   Debt rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC   --   Debt rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C               --   The rating "C" is reserved for income bonds on which no interest is being paid.
D               --   Debt rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa             --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are generally referred to as "gilt edge."
                     Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa              --   Bonds that are rated "Aa" are judged to be of high quality by all standards.
                     Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A               --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa             --   Bonds that are rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba              --   Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B               --   Bonds that are rated "B" generally lack characteristics of desirable investments.
                     Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa             --   Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca              --   Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C               --   Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR              --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 89.5%
----------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE -- 4.8%
        68,375    Boeing Co................................................................    $ 7,273,391
        13,875    Gulfstream Aerospace Corp.+..............................................        336,469
        33,025    Textron Inc..............................................................      3,112,606
----------------------------------------------------------------------------------------------------------
                                                                                                10,722,466
----------------------------------------------------------------------------------------------------------
AIRLINES -- 3.9%
       138,650    UAL Corp.+...............................................................      8,665,625
----------------------------------------------------------------------------------------------------------
AUTO RELATED -- 0.1%
         7,925    Cross-Continent Auto Retailers+..........................................        165,434
----------------------------------------------------------------------------------------------------------
BANKING -- 11.7%
        10,000    Catskill Financial Corp.+................................................        140,000
        90,475    Chase Manhattan Corp. ...................................................      8,074,894
        63,190    Citicorp.................................................................      6,508,570
        10,000    Community Federal Bancorp................................................        170,000
        10,000    First Bergen Bancorp.....................................................        115,000
        10,000    GA Financial Inc.........................................................        151,250
        28,550    Mercantile Bancorp Inc...................................................      1,466,756
        10,000    PFF Bancorp Inc.+........................................................        148,750
        47,000    R & G Financial Corp.....................................................      1,116,250
        30,666    Wells Fargo & Co.........................................................      8,272,154
----------------------------------------------------------------------------------------------------------
                                                                                                26,163,624
----------------------------------------------------------------------------------------------------------
BEVERAGES -- 5.9%
        93,250    Coca-Cola Co.............................................................      4,907,281
        15,650    Coca-Cola Enterprises....................................................        759,025
       257,750    PepsiCo, Inc. ...........................................................      7,571,406
----------------------------------------------------------------------------------------------------------
                                                                                                13,237,712
----------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 4.5%
         7,800    Alco Standard Corp.......................................................        402,675
        75,675    Danka Business Systems PLC ADR...........................................      2,677,003
        20,725    Diebold Inc..............................................................      1,303,084
       117,100    First Data Corp. ........................................................      4,274,150
        40,850    First USA Paymentech Inc.+...............................................      1,383,794
----------------------------------------------------------------------------------------------------------
                                                                                                10,040,706
----------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.1%
         3,175    Raychem Corp.............................................................        254,397
----------------------------------------------------------------------------------------------------------
CHEMICAL -- 6.3%
       175,575    Cytec Industries Inc.+...................................................      7,132,734
       177,775    Monsanto Co..............................................................      6,911,003
----------------------------------------------------------------------------------------------------------
                                                                                                14,043,737
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.8%
        29,200    Ascend Communications, Inc.+.............................................    $ 1,814,050
----------------------------------------------------------------------------------------------------------
COMPUTERS -- 10.9%
        92,875    Clarify Inc.+............................................................      4,458,000
        67,375    Dell Computer Corp.+.....................................................      3,579,297
        40,625    Electronics For Imaging+.................................................      3,341,406
        15,200    HBO & Co.................................................................        902,500
        13,850    Intel Corp...............................................................      1,813,484
        60,325    International Business Machines Corp.....................................      9,109,075
        21,525    Oracle Systems Corp.+....................................................        898,669
         5,750    Parametric Technology+...................................................        295,406
         3,075    Transaction Systems Architects -- Class A Shares+........................        102,244
----------------------------------------------------------------------------------------------------------
                                                                                                24,500,081
----------------------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 1.8%
        41,750    General Electric Co......................................................      4,128,031
----------------------------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE -- 8.6%
        15,000    American Home Products Corp. ............................................        879,375
         1,650    Bristol-Myers Squibb Co. ................................................        179,438
        78,825    Eli Lilly & Co...........................................................      5,754,225
        39,550    Merck & Co., Inc. .......................................................      3,134,338
        63,475    Pfizer, Inc..............................................................      5,260,491
        52,225    Warner-Lambert Co........................................................      3,916,875
----------------------------------------------------------------------------------------------------------
                                                                                                19,124,742
----------------------------------------------------------------------------------------------------------
ENERGY -- 0.4%
        36,100    Peco Energy Co...........................................................        911,525
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE TIME -- 4.1%
        98,100    G-TECH Holdings Corp.+...................................................      3,139,200
       113,075    Hilton Hotels Corp.......................................................      2,954,084
       146,250    Mirage Resorts Inc.+.....................................................      3,162,656
----------------------------------------------------------------------------------------------------------
                                                                                                 9,255,940
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.0%
         8,825    Chester Bancorp Inc. ....................................................        115,828
         4,375    Federal Home Loan Mortgage Corp. ........................................        481,797
       101,630    Federal National Mortgage Association....................................      3,823,829
        10,000    First Defiance Financial Corp............................................        123,750
        80,465    Merrill Lynch & Co., Inc. ...............................................      6,557,898
        10,000    South Street Financial Co.+..............................................        140,000
----------------------------------------------------------------------------------------------------------
                                                                                                11,243,102
----------------------------------------------------------------------------------------------------------
HOSPITAL RELATED -- 0.5%
        43,275    Fresenius Medical Care ADR+..............................................      1,217,109
----------------------------------------------------------------------------------------------------------
INSURANCE -- 0.4%
        26,600    CMAC Investment Corp. ...................................................        977,550
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------
NATURAL GAS -- 1.6%
        75,500    Praxair Inc..............................................................   $  3,482,438
----------------------------------------------------------------------------------------------------------
NETWORKING -- 3.4%
       119,375    Cisco Systems Inc.+......................................................      7,595,234
----------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 2.3%
       133,350    Gartner Group+...........................................................      5,192,316
----------------------------------------------------------------------------------------------------------
RETAIL -- 5.2%
        50,400    Gucci Group N.V..........................................................      3,219,300
       115,975    Nike Inc., Class B Shares................................................      6,929,506
        18,600    The Finish Line, Class A Shares+.........................................        392,925
        17,800    Vons Companies Inc.+.....................................................      1,065,775
----------------------------------------------------------------------------------------------------------
                                                                                                11,607,506
----------------------------------------------------------------------------------------------------------
SOFTWARE -- 2.9%
        77,975    Microsoft Corp.+.........................................................      6,442,684
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.3%
        14,225    Cincinnati Bell, Inc.....................................................        876,616
       186,900    Lucent Technologies Inc..................................................      8,644,125
----------------------------------------------------------------------------------------------------------
                                                                                                 9,520,741
----------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS (Cost -- $154,608,059)...............................    200,306,750
----------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT                                        SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.5%
   $23,489,000    Citibank, 6.898% due 1/2/97; Proceeds at maturity -- $23,579,002; (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/13/98; Market
                  value -- $23,970,000) (Cost -- $23,489,000)..............................     23,489,000
----------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100% (Cost -- $178,097,059*)........................   $223,795,750
----------------------------------------------------------------------------------------------------------

 + Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                               CASH INCOME TRUST

   FACE                                                                           ANNUALIZED
  AMOUNT                                 SECURITY                                   YIELD           VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 19.6%
$   275,000   Federal Home Loan Mortgage Corp. matures 2/18/97...............   5.28% to 5.41%    $  273,068
    425,000   Federal National Mortgage Association mature 1/3/97 to             5.28 to 5.31
                3/3/97.......................................................                        422,648
------------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
              (Cost -- $695,716).............................................                        695,716
------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 38.7%
  1,385,000   U.S. Treasury Bills mature 1/9/97 to 4/17/97                       5.07 to 5.11
                (Cost -- $1,374,750).........................................                      1,374,750
------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 41.7%
    150,000   Associates Corp. of North America matures 2/4/97...............        5.36            149,251
    150,000   Chevron Oil Finance matures 2/4/97.............................        5.34            149,253
    150,000   CIT Group Holdings, Inc. matures 1/16/97.......................        5.37            149,668
    150,000   Ford Motor Credit Corp. matures 1/16/97........................        5.36            149,669
    150,000   General Electric Capital Corp. matures 1/9/97..................        5.48            149,820
    150,000   H.J. Heinz Co. matures 1/23/97.................................        5.45            149,507
    150,000   Household Finance Corp. matures 2/13/97........................        5.48            149,032
    135,000   Potomac Electric Power Co. matures 1/15/97.....................        5.83            134,698
    150,000   Prudential Funding Co. matures 1/16/97.........................        5.34            149,671
    150,000   Xerox Corp. matures 1/16/97....................................        5.45            149,664
------------------------------------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -- $1,480,233)....................                      1,480,233
------------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $3,550,699*)................                     $3,550,699
------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND         TRUST
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost...............................  $162,004,962   $12,350,130   $154,608,059   $3,550,699
  Short-term investments -- Cost....................            --     3,893,590     23,489,000           --
------------------------------------------------------------------------------------------------------------
  Investments, at value.............................  $187,681,956   $13,008,232   $200,306,750   $3,550,699
  Short-term investments, at value..................            --     3,893,590     23,489,000           --
  Cash..............................................           518            --            855        4,509
  Receivable for securities sold....................       409,824            --             --           --
  Dividends and interest receivable.................     1,128,214       360,137        147,193           --
  Receivable for Fund shares sold...................            --        52,645        454,681           --
  Receivable from affiliate.........................            --            --             --       15,843
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS......................................   189,220,512    17,314,604    224,398,479    3,571,051
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..................       519,223            --        109,975           --
  Investment advisory fees payable..................        77,599         7,420        141,259        1,147
  Payable for Fund shares purchased.................         3,504            --             --           --
  Dividends payable.................................            --            --             --        5,696
  Accrued expenses..................................         9,705        16,141         15,494       21,553
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.................................       610,031        23,561        266,728       28,396
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...................................  $158,673,246   $21,746,024   $179,434,374   $3,542,655
  Undistributed (overdistributed) net investment
     income.........................................       689,249      (172,955)       219,605           --
  Accumulated net realized gain (loss) from security
     transactions and futures contracts.............     3,570,992    (4,940,128)    (1,220,919)          --
  Net unrealized appreciation of investments........    25,676,994       658,102     45,698,691           --
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................  $188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..................................    12,594,215     2,036,482      6,103,983    3,542,673
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..........................        $14.98         $8.49         $36.72        $1.00
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1996

                                                             MANAGED     HIGH YIELD     CAPITAL        CASH
                                                             ASSETS         BOND      APPRECIATION    INCOME
                                                              TRUST        TRUST          FUND        TRUST
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................  $ 5,087,435   $1,774,958   $    853,439   $114,317
  Dividends..............................................    2,160,122           --      1,687,610         --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................    7,247,557    1,774,958      2,541,049    114,317
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)......................      891,042       72,800      1,261,284     19,000
  Custody................................................       49,323       12,866         65,089         --
  Administration fees (Note 3)...........................       48,885       24,332         25,243      6,622
  Shareholder communications.............................       22,028       16,446         17,563     16,446
  Trustees' fees.........................................        6,544        6,544          6,544      6,544
  Audit and legal........................................        5,918        6,440          9,521     13,330
  Registration fees......................................        1,267        1,267          1,267      1,267
  Shareholder and system servicing fees..................        1,000        1,000          2,000         --
  Other..................................................          104        1,569          3,083         --
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................    1,026,111      143,264      1,391,594     63,209
  Less: Expense reimbursement (Note 3)...................           --           --             --    (43,376)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES...........................................    1,026,111      143,264      1,391,594     19,833
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................    6,221,446    1,631,694      1,149,455     94,484
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 & 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).......................................   14,175,095     (304,388)    13,938,060         --
     Futures contracts...................................     (744,302)          --             --         --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................   13,430,793     (304,388)    13,938,060         --
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
     Beginning of year...................................   22,303,922     (199,726)    21,220,176         --
     End of year.........................................   25,676,994      658,102     45,698,691         --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION................    3,373,072      857,828     24,478,515         --
-------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS............   16,803,865      553,440     38,416,575         --
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...................  $23,025,311   $2,185,134   $ 39,566,030   $ 94,484
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1996

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND         TRUST
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................  $  6,221,446   $ 1,631,694   $  1,149,455   $   94,484
  Net realized gain (loss)..........................    13,430,793      (304,388)    13,938,060           --
  Increase in net unrealized appreciation...........     3,373,072       857,828     24,478,515           --
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............    23,025,311     2,185,134     39,566,030       94,484
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................   (10,914,123)   (2,978,125)    (1,741,271)     (94,502)
  Net realized gains................................   (17,258,729)           --    (23,015,510)          --
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................   (28,172,852)   (2,978,125)   (24,756,781)     (94,502)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................     7,067,309     5,233,862     72,301,317    9,941,686
  Net asset value of shares issued for
     reinvestment of dividends......................    28,172,852     2,978,125     24,756,781       94,502
  Cost of shares reacquired.........................   (12,757,653)   (3,030,251)    (9,891,028)  (7,910,199)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................    22,482,508     5,181,736     87,167,070    2,125,989
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..............................    17,334,967     4,388,745    101,976,319    2,125,971
NET ASSETS:
  Beginning of year.................................   171,275,514    12,902,298    122,155,432    1,416,684
------------------------------------------------------------------------------------------------------------
  END OF YEAR*......................................  $188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of: ............................      $689,249     $(172,955)      $219,605           --
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND          TRUST
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................  $  5,381,926   $ 1,173,476   $    811,421   $    51,414
  Net realized gain.................................     7,915,343       395,891     12,852,764            --
  Increase in net unrealized appreciation...........    23,599,777       221,759     16,423,842            --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............    36,897,046     1,791,126     30,088,027        51,414
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................    (5,441,569)     (960,192)      (540,784)      (51,414)
  Net realized gains................................    (1,783,880)           --             --            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................    (7,225,449)     (960,192)      (540,784)      (51,414)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................     5,376,731     1,749,523     26,600,150     3,284,741
  Net asset value of shares issued for
     reinvestment of dividends......................     7,225,449       960,192        540,784        52,033
  Cost of shares reacquired.........................   (11,885,171)   (2,354,757)   (13,026,347)   (3,122,783)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................       717,009       354,958     14,114,587       213,991
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..............................    30,388,606     1,185,892     43,661,830       213,991
NET ASSETS:
  Beginning of year.................................   140,886,908    11,716,406     78,493,602     1,202,693
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*......................................  $171,275,514   $12,902,298   $122,155,432   $ 1,416,684
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...............................................    $5,381,926    $1,173,476       $811,421            --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the capital accounts of the High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust a portion of accumulated net realized loss amounting to $1,893,310 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

     2.  DIVIDENDS

     Cash Income Trust declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT") and Cash Income Trust ("CIT"). MAT and CIT pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

     In addition, TIMCO acts as investment manager and advisor to the Capital Appreciation Fund ("CAF"). CAF pays TIMCO an investment management and advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TIMCO also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TIMCO pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     MAT received brokerage commissions of $1,380 from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND      APPRECIATION
                                                                 TRUST            TRUST            FUND
-----------------------------------------------------------------------------------------------------------
Purchases.................................................... $177,030,601     $10,021,937     $180,570,344
-----------------------------------------------------------------------------------------------------------
Sales........................................................  189,051,386       9,367,054      126,712,795
-----------------------------------------------------------------------------------------------------------

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND      APPRECIATION
                                                                 TRUST            TRUST            FUND
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation*...............................  $26,911,202        $779,745     $47,569,236
Gross unrealized depreciation*...............................   (1,234,208)       (121,643)     (1,870,545)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation*.................................  $25,676,994        $658,102     $45,698,691
-----------------------------------------------------------------------------------------------------------

* Substantially the same for Federal income tax purposes.

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Funds had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Funds had no open purchased call or put options contracts.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, HYBT had, for Federal income tax purposes, approximately $4,751,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                          1996         1997          1998         1999       2000        2001       2002        2004
----------------------------------------------------------------------------------------------------------------------
Carryforward
  Amounts............   $530,000    $1,094,000    $1,970,000    $748,000    $48,000    $135,000    $38,000    $188,000
----------------------------------------------------------------------------------------------------------------------

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold....................................................          469,580              375,304
Shares issued on reinvestment..................................        1,926,518              581,291
Shares redeemed................................................         (847,611)            (871,567)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        1,548,487               85,028
--------------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold....................................................          591,013              206,291
Shares issued on reinvestment..................................          356,007              122,473
Shares redeemed................................................         (343,196)            (276,334)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................          603,824               52,430
--------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold....................................................        1,994,300              900,317
Shares issued on reinvestment..................................          716,103               22,109
Shares redeemed................................................         (287,644)            (445,510)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        2,422,759              476,916
--------------------------------------------------------------------------------------------------------
CASH INCOME TRUST
Shares sold....................................................        9,941,686            3,284,741
Shares issued on reinvestment..................................           94,502               52,033
Shares redeemed................................................       (7,910,199)          (3,122,783)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        2,125,989              213,991
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

               MANAGED ASSETS TRUST                     1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................     $15.50      $12.85      $14.21      $14.02      $14.78
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................       0.46        0.49        0.46        0.51        0.64
  Net realized and unrealized gain (loss)..........       1.50        2.83       (0.73)       0.72        0.01
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................       1.96        3.32       (0.27)       1.23        0.65
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income............................      (0.89)      (0.50)      (0.67)      (0.85)      (1.04)
  Net realized gains...............................      (1.59)      (0.17)      (0.42)      (0.19)      (0.37)
--------------------------------------------------------------------------------------------------------------
Total Distributions................................      (2.48)      (0.67)      (1.09)      (1.04)      (1.41)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................     $14.98      $15.50      $12.85      $14.21      $14.02
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................................      13.78%      27.12%      (2.24)%      9.33%       5.14%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................   $188,610    $171,276    $140,887    $156,767    $148,971
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).....................................       0.58%       0.58%       0.61%       0.56%       0.56%
  Net investment income............................       3.51        3.49        3.59        3.65        4.97
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................        108%        110%         97%         86%        112%
--------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON EQUITY
  TRANSACTIONS (3).................................      $0.06          --          --          --          --
--------------------------------------------------------------------------------------------------------------

               HIGH YIELD BOND TRUST                    1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................      $9.00       $8.49       $9.25       $8.91       $8.75
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................       0.91        0.80        0.66        0.68        0.88
  Net realized and unrealized gain (loss)..........       0.41        0.41       (0.76)       0.47        0.18
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................       1.32        1.21       (0.10)       1.15        1.06
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM (1):
  Net investment income............................      (1.83)      (0.70)      (0.66)      (0.81)      (0.90)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................      $8.49       $9.00       $8.49       $9.25       $8.91
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................................      16.05%      15.47%      (1.26)%     14.01%      13.16%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................    $17,291     $12,902     $11,716     $12,765     $10,289
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).....................................       0.97%       1.25%       1.25%       0.99%       0.56%
  Net investment income............................      11.01        9.37        7.71        7.69       10.24
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................         84%        222%       146.%         19%         52%
--------------------------------------------------------------------------------------------------------------

(1) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratios of expenses to average net assets for the years 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.60% and 0.63%, for the years ended December 31, 1993 and 1992, respectively.

(3) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33%, 1.31% and 1.28%, for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

          CAPITAL APPRECIATION FUND                1996         1995         1994       1993(1)        1992
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $33.18       $24.50       $25.87       $22.72       $19.63
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................       0.23         0.24         0.19         0.19         0.28
  Net realized and unrealized gain (loss).....       8.49         8.61        (1.41)        3.21         3.13
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........       8.72         8.85        (1.22)        3.40         3.41
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM (2):
  Net investment income.......................      (0.41)       (0.17)       (0.15)       (0.25)       (0.32)
  Net realized gains..........................      (4.77)          --           --           --           --
-------------------------------------------------------------------------------------------------------------
Total Distributions...........................      (5.18)       (0.17)       (0.15)       (0.25)       (0.32)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $36.72       $33.18       $24.50       $25.87       $22.72
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................      28.21%       36.37%       (4.76)%      15.09%       17.60%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............   $224,132     $122,155      $78,494      $62,414      $29,506
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................       0.83%        0.85%       0.89%         0.87%        0.56%
  Net investment income.......................       0.69         0.84         0.79         0.81         1.39
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         84%         124%        106%          155%         126%
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (4)..................      $0.06           --           --           --           --
-------------------------------------------------------------------------------------------------------------

              CASH INCOME TRUST                    1996         1995         1994         1993         1992
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............      $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------
  Net investment income (5)...................     0.0412       0.0417       0.0278       0.0214       0.0322
  Distributions from net investment income....    (0.0412)     (0.0417)     (0.0278)     (0.0214)     (0.0322)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................      $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................       4.20%        4.17%        2.78%        2.14%        3.22%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............     $3,543       $1,417       $1,203         $647         $697
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6).............................       0.78%        1.25%        1.25%        0.94%        0.38%
  Net investment income.......................       3.72           --           --           --           --
-------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for Capital Appreciation Fund.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.96% and 0.91%, for the years ended December 31, 1993 and 1992, respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) For the year ended December 31, 1996, The Travelers reimbursed CIT for $43,376 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.002 and the expense ratio would have been 1.71%.

(6) The ratio of expenses to average net assets for 1995-1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40%, 8.47% and 7.70% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     The amount of long-term capital gains paid for the fiscal year ended December 31, 1996, are $13,912,800 for the Managed Assets Trust and $19,412,512 for the Capital Appreciation Portfolio.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Managed Assets Trust:

We have audited the accompanying statement of assets and liabilities of Managed Assets Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Assets Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of High Yield Bond Trust:

We have audited the accompanying statement of assets and liabilities of High Yield Bond Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Bond Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Capital Appreciation Fund including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Cash Income Trust:

We have audited the accompanying statement of assets and liabilities of Cash Income Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Income Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

For the year ended December 31, 1996, the U.S. Government Securities Portfolio generated a total return of 1.46%. As of December 31, 1996 the composition of assets contained in the Portfolio was 47% in mortgage-backed securities, 31% in U.S. Treasuries, 12% in U.S. agency securities and 10% in cash.

Prospects for bond investors appeared promising as the year began. In Washington, D.C., there were talks of federal deficit reduction through a balanced budget amendment while the outlook for inflation was tame. Long-term U.S. Treasuries were yielding less than 6% and the expectation of a Federal Reserve easing of monetary policy drove down yields on 2 year U.S. Treasuries to under 5%. However, as the year progressed, bullish sentiments were shattered as balanced budget talks stalled, energy prices began to rise and U.S. economic growth resumed. Heightened investor concerns over rising inflation drove up the yield on long-term U.S. Treasuries to over 7%. Toward the end of the year, these inflation fears proved to be unfounded and the long-term U.S. Treasury dropped to a range of around 6.6%.

Against this backdrop of volatile interest rates, the Portfolio lagged behind the Lehman Government Bond Index for the first three quarters of the year. By shortening the maturity and through careful selection of securities, we were able to recoup lost ground to finish the year in line with the Portfolio's benchmark. Specifically, we added securities from Financing Corporation ("FICO") and Tennessee Valley Authority ("TVA"). In our view, FICO securities were very attractively priced due to concerns about the solvency of the Savings Association Insurance Fund, the agency responsible for making interest payments on the FICO securities. The U.S. Congress subsequently passed a bill that would shore up funds required to ensure payment of interest which resulted in the FICO bond's rise in price. In the case of TVA bonds, we utilized a hedging strategy to boost the yield as well as to provide investors with an additional cushion against interest rate volatility.

Looking ahead to 1997, we expect a continuation of higher interest rate volatility. Therefore, we have reduced the Portfolio's weighting in mortgage-backed securities while increasing the exposure to other U.S. agency bonds. In addition, we believe the recently introduced inflation-indexed securities by the U.S. Treasury may represent a good investment opportunity for the Portfolio.

SOCIAL AWARENESS STOCK PORTFOLIO

Social Awareness Stock Portfolio finished 1996 with a competitive total return of 19.98%. Our exposure to the financial and technology sectors were major contributors to the Portfolio's positive results. As of December 31, 1996, the Portfolio consisted of about 15% cash reserves and 71 stock holdings, with some 75% of those considered to be "core" investments. The weighted market capitalization of the stocks owned by the Portfolio averages about $24.5 billion, approximating a 50/50 mix of large and mid-capitalization companies. As the year ended, the Portfolio was overweighted in the consumer cyclical, financial, and technology industries while underweighted in capital goods, communications services, energy, and utilities industries. This composition proved to be an advantage for the Portfolio during the period. While the Portfolio's beta ( the comparative movement of a security's price relative to the overall market) was approximately 10% more than the rest of the stock market, the slightly increased risk taken was generally well rewarded. The stocks in the Portfolio generated more earnings and more growth potential compared to their cost than that offered by the overall market.

Our investment strategy for 1997 continues to focus on owning quality companies. The overall Portfolio's quality remains strong with a Standard & Poor's average rating of A minus (a ranking of common stocks from A+ through C on the basis of growth and stability). We remain cautiously optimistic about the stock market's 1997 potential, but hold some cash reserves to take advantage of buying opportunities from normal market volatility following two years of very strong performance.

UTILITIES PORTFOLIO

Utilities Portfolio seeks to provide current income and as a secondary goal, capital appreciation, by investing at least 25% of its assets in the utilities industry. For the year ended December 31, 1996, the Utilities Portfolio had a total return of 7.47%.

The past year was frustrating for electric utility investors. As a group, utilities underperformed the broad based equity market. A strong stock market combined with a relatively weak bond market caused attention to move away from defensive sectors such as utilities. Nevertheless, we believe the electric utility sector should continue to benefit from industry restructuring and the rapid pace of mergers and acquisitions. For example, several state restructuring proposals have focused on the need to

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

lower customer rates and creating opportunities for electric utilities to recover their capital investments. In our opinion, these proposals should create a more positive environment for investors by removing some of the uncertainty that has plagued utilities over the past few years. The consolidation of electric utility and natural gas companies dominated merger activity during 1996 as management teams attempted to enlarge their customer base and become full service energy providers in a more competitive industry. Furthermore, several electric utility companies continue to diversify by aggressively expanding into foreign markets.

We remain positive for electric utilities in 1997 based on continued clarification of the impact of deregulation and competition in the industry and its favorable defensive characteristics. In addition, we expect more individual state initiatives regarding electric utility industry restructuring. Consolidation should continue involving electric sector and electric companies with natural gas companies. In this dynamic and rapidly changing environment, individual stock selection will continue to be extremely important in achieving competitive total returns. We expect performance among individual companies to vary significantly. In our view, special situation companies, with above average dividend growth, favorable regulatory rulings or positive deregulatory proposals are exciting new investment opportunities. We continue to focus on higher quality companies with strong earnings and dividend growth, superior management teams and favorable environments. Moreover, we favor lower-cost companies in this more competitive environment. We believe investors should view utility investing from a total return perspective and not simply evaluate the sector's current yield.

The economic outlook for 1997 calls for a continuance of slow to moderate U.S. economic growth without renewed inflation and the long-term U.S. Treasury bond is expected to trade in a range of 6.25% to 7%. These conditions should be generally favorable for fixed-income markets and interest rate-sensitive sectors such as electric utilities. However, higher overall market volatility may increase if there is a surprise regarding the economy or corporate earnings.

Our portfolio strategy continues to focus on income and long-term growth. We have increased our natural gas holdings and gradually reduced telecommunications holdings awaiting a clearer competitive picture or more favorable valuations in that industry. After two years of above historical returns, an increase in stock market volatility could enhance the appeal of electric utilities as a stable long-term investment vehicle.

In closing, we thank you for your investment in The Travelers Series Trust Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 15, 1997

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                   1.46%
   1/24/92* through 12/31/96             5.84%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   1/24/92* through 12/31/96            32.33%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992 and assuming reinvestment of dividends through December 31, 1996. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                         U.S. Gov-
                          ernment          Lehman
 Measurement Period     Securities       Government     Consumer
(Fiscal Year Covered)    Portfolio       Bond Index    Price Index
1/24/92                       10000         10000         10000
12/92                         10290         10920         10275
12/93                         11813         12125         10557
12/94                         11147         11699         10840
12/95                         13869         13950         11115
12/31/96                      14077         14354         11484

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    19.98%
   5/1/92* through 12/31/96               12.62%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   5/1/92* through 12/31/96               73.33%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992 assuming reinvestment of dividends through December 31, 1996. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                          Social
                         Awareness    Standard &
 Measurement Period        Stock      Poor's 500     Consumer
(Fiscal Year Covered)    Portfolio       Index      Price Index
5/1/92                        10000         10000         10000
12/92                         10850         10673         10157
12/93                         11777         11745         10436
12/94                         11461         11900         10716
12/95                         16285         14509         10988
12/31/96                      18340         17838         11353

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                     7.47%
   2/4/94* through 12/31/96               11.24%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   2/4/94* through 12/31/96               36.26%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994 assuming reinvestment of dividends through December 31, 1996. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                      Standard &
 Measurement Period      Utilities    Poor's 500     Consumer
(Fiscal Year Covered)    Portfolio       Index      Price Index
2/4/94                        10000         10000         10000
12/94                         10170         10072         10205
12/95                         13149         13852         10464
12/31/96                      14139         17031         10811

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1996
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

    FACE
   AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 89.8%
$  1,000,000   U.S. Treasury Bond, 9.250% due 2/15/16......................................   $ 1,269,950
     700,000   U.S. Treasury Bond, 8.125% due 5/15/21......................................       813,281
   3,000,000   U.S. Treasury Bond, 6.875% due 8/15/25......................................     3,058,440
  10,000,000   U.S. Treasury Strip, zero coupon due 2/15/15................................     2,940,700
   2,955,466   FHLMC, 6.000% due 3/1/26....................................................     2,749,500
     988,365   FHLMC, 8.000% due 5/1/26....................................................     1,008,131
   2,019,999   FNMA, 7.000% due 6/1/24.....................................................     1,977,075
   2,964,852   FNMA, 7.500% due 11/1/26@...................................................     2,964,850
     392,192   GNMA, 8.500% due 3/15/18....................................................       406,530
     595,113   GNMA, 8.500% due 5/15/18....................................................       616,871
     251,104   GNMA, 8.500% due 6/15/18....................................................       260,285
     177,531   GNMA, 8.500% due 7/15/18....................................................       184,022
   1,974,160   GNMA, 7.000% due 6/15/24....................................................     1,931,578
   3,000,000   Tennessee Valley Authority Debenture, 5.980% due 4/1/36.....................     3,041,250
---------------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost -- $23,037,806)..........    23,222,463
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.2%
   2,626,000   Citibank, 6.900% due 1/2/97; Proceeds at maturity -- $2,627,007;
               (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/31/98;
               Market value -- $2,686,638) (Cost -- $2,626,000)............................     2,626,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $25,663,806*)............................   $25,848,463
---------------------------------------------------------------------------------------------------------

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 83.7%
---------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 3.8%
  2,000   Air Products & Chemicals, Inc.....................................................   $  138,250
  5,000   Engelhard Corp....................................................................       95,625
  4,000   Praxair, Inc......................................................................      184,500
---------------------------------------------------------------------------------------------------------
                                                                                                  418,375
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.9%
  1,500   AMP, Inc..........................................................................       57,562
  2,000   Pitney Bowes, Inc.................................................................      109,000
  2,800   York International, Inc...........................................................      156,450
---------------------------------------------------------------------------------------------------------
                                                                                                  323,012
---------------------------------------------------------------------------------------------------------
COMMUNICATION -- 1.1%
    800   Bell Atlantic Corp................................................................       51,800
  2,300   MCI Communications Corp...........................................................       75,181
---------------------------------------------------------------------------------------------------------
                                                                                                  126,981
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 11.6%
  2,900   Fleetwood Enterprises, Inc........................................................       79,750
  2,900   Home Depot, Inc...................................................................      145,363
  3,500   Kaufman & Broad Home Corp.........................................................       45,063
  1,864   Lucas Variety PLC+................................................................       70,832
  3,000   May Department Stores.............................................................      140,250
  2,000   Nine West Group, Inc.+............................................................       92,750
  6,000   Olsten Corp.......................................................................       90,750
  4,000   Pep Boys -- Manny, Moe & Jack.....................................................      123,000
  4,000   Toys "R" Us, Inc.+................................................................      120,000
  1,900   Tribune Co........................................................................      149,862
  3,500   Wal-Mart Stores, Inc..............................................................       80,062
  3,000   Xerox Corp........................................................................      157,875
---------------------------------------------------------------------------------------------------------
                                                                                                1,295,557
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.5%
  2,000   Coca-Cola Co......................................................................      105,250
  2,000   Gillette Co.......................................................................      155,500
  3,000   Kroger Co.+.......................................................................      139,500
  2,000   McDonald's Corp...................................................................       90,500
  5,000   Newell Co.........................................................................      157,500
  4,800   PepsiCo, Inc......................................................................      141,000
  2,800   Sysco Corp........................................................................       91,350
  1,000   Unilever N.V......................................................................      175,250
  1,600   Walt Disney Co....................................................................      111,400
---------------------------------------------------------------------------------------------------------
                                                                                                1,167,250
---------------------------------------------------------------------------------------------------------
ENERGY -- 1.6%
  2,800   Anadarko Petroleum Corp...........................................................      181,300
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
FINANCE -- 17.8%
  1,600   Aetna Inc.........................................................................   $  128,000
  3,500   American Express Co...............................................................      197,750
  1,250   American International Group Inc..................................................      135,313
  3,000   Associates 1st Capital Corp.......................................................      132,375
  2,700   Bank of Boston Corp...............................................................      173,475
  3,000   Barnett Banks, Inc................................................................      123,375
  1,800   Citicorp..........................................................................      185,400
  1,200   Federal Home Loan Mortgage Corp...................................................      132,150
  3,000   H. F. Ahmanson & Co...............................................................       97,500
  2,500   Lincoln National Corp.............................................................      131,250
  2,200   NationsBank Corp..................................................................      215,050
  3,400   State Street Boston Corp..........................................................      219,300
  1,500   Transamerica Corp.................................................................      118,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,989,438
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 10.3%
  2,200   Amgen Inc.+.......................................................................      119,625
  3,750   Columbia/HCA Healthcare Corp......................................................      152,813
  3,300   DENTSPLY International, Inc.......................................................      156,750
  3,600   Johnson & Johnson.................................................................      179,100
  2,300   Merck & Co., Inc..................................................................      182,275
  1,200   Pfizer, Inc.......................................................................       99,450
  1,200   Schering-Plough Corp..............................................................       77,700
  6,200   Stryker Corp......................................................................      185,225
---------------------------------------------------------------------------------------------------------
                                                                                                1,152,938
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 20.5%
  4,500   Belden, Inc.......................................................................      166,500
  4,400   Cabletron Systems, Inc.+..........................................................      146,300
  2,000   Compaq Computer Corp.+............................................................      148,500
  3,000   Computer Associates International.................................................      149,250
  3,000   DSC Communications, Inc.+.........................................................       53,625
  2,500   Electronic Data Systems Corp......................................................      108,125
  7,000   EMC Corp.+........................................................................      231,875
  2,000   Intel Corp........................................................................      261,875
    700   International Business Machines Corp..............................................      105,700
  3,600   Lucent Technologies Corp..........................................................      166,500
  2,000   Madge Networks N.V.+..............................................................       19,750
  3,300   Marshall Industries+..............................................................      101,062
  2,800   Microsoft Corp.+..................................................................      231,350
  3,500   Oracle Corp.+.....................................................................      146,125
  2,500   Perkin-Elmer Corp.................................................................      147,187
  4,000   Sun Microsystems Inc.+............................................................      102,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,286,474
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
  4,500   Mesaba Holdings, Inc.+............................................................   $   66,938
  1,400   Norfolk Southern Corp. ...........................................................      122,500
  1,300   Southwest Airlines................................................................       28,763
---------------------------------------------------------------------------------------------------------
                                                                                                  218,201
---------------------------------------------------------------------------------------------------------
UTILITIES -- 1.6%
  4,000   Enron Corp........................................................................      172,500
---------------------------------------------------------------------------------------------------------
          TOTAL COMMON STOCKS (Cost -- $6,883,357)..........................................    9,332,026
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.3%
$1,822,000    CS First Boston, 6.48% due 1/2/97; Proceeds at maturity -- $1,822,658;         $  1,822,000
              (Fully collateralized by U.S. Treasury Notes, 7.25% due 2/15/98;
              Market value -- $1,861,755) (Cost -- $1,822,000)............................
---------------------------------------------------------------------------------------------------------
                                                                                              $11,154,026
              TOTAL INVESTMENTS -- 100% (Cost -- $8,705,357*).............................
---------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 82.9%
---------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 65.5%
 15,000    Allegheny Power System, Inc....................................................   $    455,625
 11,000    American Electric Power Co.....................................................        452,375
  7,500    Baltimore Gas & Electric Co....................................................        200,625
 15,000    Carolina Power & Light.........................................................        547,500
  9,000    Central & Southwest Corp. .....................................................        230,625
 15,000    CINergy Corp...................................................................        500,625
  5,000    CIPSCO, Inc. ..................................................................        180,625
 15,000    CMS Energy Corp................................................................        504,375
 10,000    Dominion Resources, Inc. ......................................................        385,000
 10,000    DPL Inc........................................................................        245,000
 12,750    DQE Inc........................................................................        369,750
 20,000    Edison International...........................................................        397,500
 15,000    Entergy Corp. .................................................................        416,250
 10,000    Florida Progress Corp..........................................................        322,500
 12,000    FPL Group Inc..................................................................        552,000
 12,000    GPU Inc........................................................................        403,500
 11,000    Houston Industries.............................................................        248,875
 12,000    Illinova Corp. ................................................................        330,000
 15,000    Long Island Lighting...........................................................        331,875
 10,000    NIPSCO Industries, Inc.........................................................        396,250
 18,000    PacifiCorp. ...................................................................        369,000
 15,000    Pinnacle West Capital..........................................................        476,250
  7,500    Public Service Co. of Colorado.................................................        291,563
 15,000    Public Service Co. of New Mexico...............................................        294,375
 15,000    SCANA Corp.....................................................................        401,250
 15,000    Sierra Pacific Resources.......................................................        431,250
 12,500    Southern Co....................................................................        282,813
 15,000    Texas Utilities Co. ...........................................................        611,250
 10,000    Unicom Corp....................................................................        271,250
 12,000    UtiliCorp. United, Inc.........................................................        324,000
 13,000    Wisconsin Energy Corp..........................................................        349,375
---------------------------------------------------------------------------------------------------------
                                                                                               11,573,251
---------------------------------------------------------------------------------------------------------
NATURAL GAS -- 11.0%
 10,000    Coastal Corp. .................................................................        488,750
 10,000    Enron Corp. ...................................................................        431,250
  5,000    Equitable Resources Inc. ......................................................        148,750
 10,000    Pacific Enterprises............................................................        303,750
 15,000    Southwest Gas Corp. ...........................................................        288,750
  7,500    Williams Cos...................................................................        281,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,942,500
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 6.4%
 15,000    Frontier Corp..................................................................   $    339,375
  7,500    GTE Corp.......................................................................        341,250
  2,000    MCI Communications.............................................................         65,375
 10,000    Teleport Communications+.......................................................        305,000
  5,000    US West Media Group+...........................................................         92,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,143,500
---------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCKS (Cost -- $12,839,147)......................................     14,659,251
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 3.6%
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.3%
$  230,000    MCI Communication Corp., 7.75% due 3/23/25...................................       232,875
---------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 2.3%
   200,000    Arizona Public Service Co., 7.25% due 8/1/23.................................       188,750
   200,000    Philadelphia Electric, 8.75% due 4/1/22......................................       212,250
---------------------------------------------------------------------------------------------------------
                                                                                                  401,000
---------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS (Cost -- $605,853).....................................       633,875
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.0%
   500,000    U.S. Treasury Notes, 7.75% due 11/30/99 (Cost -- $499,802)...................       522,605
---------------------------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $13,944,802)..................................    15,815,731
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.5%
 1,859,000    CS First Boston Corp., 6.50% due 1/2/97; Proceeds at maturity -- $1,859,671;
              (Fully collateralized by U.S. Treasury Note, 7.25% due 2/15/98; Market
              value -- $1,898,260) (Cost -- $1,859,000)....................................     1,859,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $15,803,802*).............................   $17,674,731
---------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996

                                                                  U.S.             SOCIAL
                                                               GOVERNMENT         AWARENESS
                                                               SECURITIES           STOCK         UTILITIES
                                                                PORTFOLIO         PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost....................................      $23,037,806       $ 6,883,357     $13,944,802
  Repurchase agreements -- Cost..........................        2,626,000         1,822,000       1,859,000
------------------------------------------------------------------------------------------------------------
  Investments, at value..................................      $23,222,463       $ 9,332,026     $15,815,731
  Repurchase agreements, at value........................        2,626,000         1,822,000       1,859,000
  Cash...................................................              268               697         519,418
  Receivable from affiliate..............................               --            25,093              --
  Dividends and interest receivable......................          239,298             8,769          60,046
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...........................................       26,088,029        11,188,585      18,254,195
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased......................           35,299            30,508          13,724
  Investment advisory fees payable.......................            9,932                --           9,697
  Payable for securities purchased.......................               --            77,340              --
  Accrued expenses.......................................           34,264            40,742          16,548
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES......................................           79,495           148,590          39,969
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.........................................      $26,008,534       $11,039,995     $18,214,226
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital........................................      $26,527,392       $ 8,594,239     $16,338,333
  Undistributed (overdistributed) net investment
     income..............................................           (2,726)               --           4,964
  Accumulated net realized loss on security
     transactions........................................         (700,789)           (2,913)             --
  Net unrealized appreciation of investments.............          184,657         2,448,669       1,870,929
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.........................................      $26,008,534       $11,039,995     $18,214,226
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.......................................        2,393,878           700,357       1,490,143
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE...............................           $10.86            $15.76          $12.22
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                    U.S.            SOCIAL
                                                                 GOVERNMENT       AWARENESS
                                                                 SECURITIES         STOCK        UTILITIES
                                                                  PORTFOLIO       PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...................................................   $   1,705,367     $   42,150     $  209,151
  Dividends..................................................              --        107,312        647,584
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME....................................       1,705,367        149,462        856,735
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)..........................          86,625         58,250        113,601
  Administration fees (Note 2)...............................          24,429         23,155         23,970
  Audit and legal............................................          24,309         24,075         18,415
  Shareholder communications.................................          11,714         15,063         11,714
  Custody....................................................           8,711         18,907          7,335
  Trustees' fees.............................................           6,544          6,544          6,544
  Shareholder and system servicing fees......................           1,000          1,000          1,000
  Registration fees..........................................             212            212            212
  Other......................................................           1,436          1,500          2,998
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.............................................         164,980        148,706        185,789
  Less: Expense reimbursement (Note 2).......................              --        (36,367)            --
-----------------------------------------------------------------------------------------------------------
  NET EXPENSES...............................................         164,980        112,339        185,789
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME........................................       1,540,387         37,123        670,946
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales.....................................     125,294,879      2,106,414      6,065,073
     Cost of securities sold.................................     125,999,485      1,705,595      5,235,457
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...................................        (704,606)       400,819        829,616
-----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year.......................................         797,061      1,289,613      2,093,137
     End of year.............................................         184,657      2,448,669      1,870,929
-----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION.........        (612,404)     1,159,056       (222,208)
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...............................      (1,317,010)     1,559,875        607,408
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS.......................   $     223,377     $1,596,998     $1,278,354
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                   U.S.           SOCIAL
                                                                GOVERNMENT       AWARENESS
                                                                SECURITIES         STOCK         UTILITIES
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income......................................   $ 1,540,387     $    37,123     $   670,946
  Net realized gain (loss)...................................      (704,606)        400,819         829,616
  Increase (decrease) in net unrealized appreciation.........      (612,404)      1,159,056        (222,208)
-----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....................       223,377       1,596,998       1,278,354
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................................    (3,539,054)       (233,199)     (1,107,181)
  Net realized gains.........................................      (423,418)       (525,148)       (974,527)
-----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS............................................    (3,962,472)       (758,347)     (2,081,708)
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...........................     6,750,676       4,848,116       7,458,285
  Net asset value of shares issued for reinvestment of
     dividends...............................................     3,962,472         758,347       2,081,708
  Cost of shares reacquired..................................    (9,157,807)     (2,459,930)     (5,862,088)
-----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS........     1,555,341       3,146,533       3,677,905
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS............................    (2,183,754)      3,985,184       2,874,551
NET ASSETS:
  Beginning of year..........................................    28,192,288       7,054,811      15,339,675
-----------------------------------------------------------------------------------------------------------
  END OF YEAR*...............................................   $26,008,534     $11,039,995     $18,214,226
-----------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:.................................................       $(2,726)             --          $4,964
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                    U.S.           SOCIAL
                                                                 GOVERNMENT       AWARENESS
                                                                 SECURITIES         STOCK         UTILITIES
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................   $ 1,520,848     $   55,079      $   441,157
  Net realized gain...........................................     1,110,792        265,239          144,953
  Increase in net unrealized appreciation.....................     3,171,708      1,316,045        2,170,686
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS......................     5,803,348      1,636,363        2,756,796
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................    (1,404,917)       (51,494)        (150,491)
  Net realized gains..........................................            --        (68,327)              --
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...    (1,404,917)      (119,821)        (150,491)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares............................     5,439,282      2,552,645        9,178,587
  Net asset value of shares issued for reinvestment of
     dividends................................................     1,404,917        119,821          150,491
  Cost of shares reacquired...................................    (7,572,507)    (1,013,468)      (2,352,367)
------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.............................................      (728,308)     1,658,998        6,976,711
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS........................................     3,670,123      3,175,540        9,583,016
NET ASSETS:
  Beginning of year...........................................    24,522,165      3,879,271        5,756,659
------------------------------------------------------------------------------------------------------------
  END OF YEAR*................................................   $28,192,288     $7,054,811      $15,339,675
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:............    $1,520,848        $55,079         $441,157
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolio capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $6,915 and $9,045, respectively, were reclassified to paid-in capital for Social Awareness Stock Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Greenwich Street Advisors ("GSA"), a division of Smith Barney Mutual Funds Management Inc. ("SBMFM") which is a subsidiary of Smith Barney Holdings Inc. ("SBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays GSA an investment management and advisory fee calculated at an annual rate of : 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays GSA an investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly. For the year ended December 31, 1996, GSA waived $11,274 of investment advisory fee and has agreed to reimburse expenses in the amount of $25,093 for SAS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBMFM. Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                     USGS            SAS         UTILITIES
-----------------------------------------------------------------------------------------------------------
Purchases....................................................... $123,349,711     $3,047,308     $8,414,809
-----------------------------------------------------------------------------------------------------------
Sales...........................................................  125,294,879      2,106,414      6,065,073
-----------------------------------------------------------------------------------------------------------

     At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                                       USGS          SAS         UTILITIES
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation*...................................... $239,436     $2,624,768     $2,025,482
Gross unrealized depreciation*......................................  (54,779)      (176,099)      (154,553)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation*........................................ $184,657     $2,448,669     $1,870,929
-----------------------------------------------------------------------------------------------------------

* Substantially the same for Federal income tax purposes.

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Portfolios had no open purchased call or put options contracts.

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, U.S. Government Securities Portfolio had, for Federal income tax purposes, approximately $715,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold....................................................         606,114              484,178
Shares issued on reinvestment..................................         355,511              138,279
Shares redeemed................................................        (834,803)            (672,686)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................         126,822              (50,229)
--------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold....................................................         323,694              205,312
Shares issued on reinvestment..................................          51,251               10,913
Shares redeemed................................................        (167,210)             (74,604)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................         207,735              141,621
--------------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold....................................................         590,496              822,640
Shares issued on reinvestment..................................         169,391               14,594
Shares redeemed................................................        (463,451)            (209,288)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................         296,436              627,946
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

         U.S. GOVERNMENT SECURITIES PORTFOLIO              1996       1995       1994       1993      1992(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................    $12.43     $10.58     $11.63     $10.79    $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................................      0.68       0.65       0.60       0.57      0.53
  Net realized and unrealized gain (loss)..............     (0.52)      1.80      (1.23)      0.44      0.26
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      0.16       2.45      (0.63)      1.01      0.79
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................     (1.55)     (0.60)     (0.39)     (0.17)       --
  Net realized gains...................................     (0.18)        --      (0.03)        --        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (1.73)     (0.60)     (0.42)     (0.17)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................    $10.86     $12.43     $10.58     $11.63    $10.79
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................      1.46%     24.42%     (5.64)%     9.48%     7.90%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $26,009    $28,192    $24,522    $25,520    $9,017
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................................      0.62%      0.56%      0.71%      0.58%     0.38%+
  Net investment income................................      5.68       5.80       5.56       5.04      4.72+
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       501%       214%        16%        51%       25%
------------------------------------------------------------------------------------------------------------

           SOCIAL AWARENESS STOCK PORTFOLIO                1996       1995       1994       1993      1992(4)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................    $14.32     $11.05     $11.64     $10.95    $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (5)............................      0.31       0.12       0.16       0.17      0.16
  Net realized and unrealized gain (loss)..............      2.42       3.47      (0.45)      0.65      0.79
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      2.73       3.59      (0.29)      0.82      0.95
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................     (0.43)     (0.14)     (0.24)     (0.13)       --
  Net realized gains...................................     (0.86)     (0.18)     (0.06)        --        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (1.29)     (0.32)     (0.30)     (0.13)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................    $15.76     $14.32     $11.05     $11.64    $10.95
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     19.98%     33.37%     (2.69)%     7.55%     9.50%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $11,040     $7,055     $3,879     $3,361    $1,394
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6)......................................      1.25%      1.25%      1.25%      1.05%     0.71%+
  Net investment income................................      0.43       0.99       1.43       1.50      2.22+
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................        26%        73%       137%        60%       56%
------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS(7)............................     $0.06         --         --         --        --
------------------------------------------------------------------------------------------------------------

(1) For the period from January 24, 1992 (commencement of operations) to December 31, 1992.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The expense ratios for the year ended December 31, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 0.77% and 0.72% (annualized), respectively.

(4) For the period from May 1, 1992 (inception date) to December 31, 1992.

(5) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the expense ratio would have been 1.69%.

(6) The expense ratios for the years ended December 31, 1995, 1994, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 1.75%, 3.34%, 3.73% and 2.19% (annualized), respectively.

(7) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

                           UTILITIES PORTFOLIO                               1996       1995      1994(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......................................    $12.85     $10.17    $10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income..................................................      0.47       0.48      0.35
  Net realized and unrealized gain (loss)................................      0.47       2.44     (0.18)
--------------------------------------------------------------------------------------------------------
Total Income From Operations.............................................      0.94       2.92      0.17
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income..................................................     (0.84)     (0.24)       --
  Net realized gains.....................................................     (0.73)        --        --
--------------------------------------------------------------------------------------------------------
Total Distributions......................................................     (1.57)     (0.24)       --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.............................................    $12.22     $12.85    $10.17
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................................      7.47%     29.29%     1.70%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..........................................   $18,214    $15,340    $5,757
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)...........................................................      1.07%      1.25%     1.25%+
  Net investment income..................................................      3.88       4.29      3.86+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................................        39%        25%       32%
--------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS (4)............     $0.06         --        --
--------------------------------------------------------------------------------------------------------

(1) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     The amount of long-term capital gains paid for the fiscal year ended December 31, 1996, are $479,773 for the Social Awareness Stock Portfolio and $638,099 for Utilities Portfolio.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and the Utilities Portfolio of The Travelers Series Trust, including the schedules of investments as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996, 1995, 1994, 1993 and 1992. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and also with brokers for the Social Awareness Stock Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio, and Utilities Portfolio of The Travelers Series Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996, 1995, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

                              Investment Advisers
                              --------------------

                           CAPITAL APPRECIATION FUND

                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                             Hartford, Connecticut

       MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CASH INCOME TRUST AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                   SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.

                               New York, New York

                            Independent Accountants
                           -------------------------

                            COOPERS & LYBRAND L.L.P.

                             Hartford, Connecticut

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Cash Income Trust, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-181 (Annual)(12-96) Printed in U.S.A.

                                     PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants are contained in the Fund's Annual Report which is incorporated in the Statement of Additional Information by reference. The Registrant's financial statements include:

                 Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the years ended
                      December 31, 1996 and 1995
                 Statement of Investments as of December 31, 1996
                 Notes to Financial Statements

(b)      Exhibits

      1. Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 11, 1996.)

      2. By-Laws of Capital Appreciation Fund. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 11, 1996.)

   5(A). Investment Advisory Agreement between the Registrant and The Travelers Investment Management Company. (Incorporated herein by reference to Exhibit 5(A) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

   5(B). Sub-Advisory Agreement between The Travelers Investment Management Company and Janus Capital Corporation. (Incorporated herein by reference to Exhibit 5(B) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

   8(A). Custody Agreement between the Registrant and PNC Bank, N.A. To be filed by amendment.

   8(B). Custody Agreement between the Registrant and Barclay's Bank, PLC. To be filed by amendment.

      9. Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

     10. An opinion and consent of counsel as to the legality of the securities registered by the Registrant. (Incorporated herein by reference to the Registrant's most-recent Rule 24f-2 Notice filing on February 28, 1997.)

11(A).        Consent of Coopers & Lybrand L.L.P., Independent
              Accountants.


  11(B). Powers of Attorney authorizing Ernest J. Wright or Kathleen A McGah as signatories for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 11, 1996.)

              Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

     27.      Financial Data Schedule.

Item 25.  Persons Controlled By or Under Common Control With the Registrant

Not Applicable.


Item 26.  Number of Holders of Securities

                                                      Number of Record Holders
         Title of Class                               as of February 20, 1997
         --------------                               -----------------------
         Shares of beneficial interest,                      Seven (7)
         without par value


Item 27.  Indemnification

Provisions for the indemnification of the Fund's Trustees and officers are contained in the Fund's Declaration of Trust which was filed with Post-Effective Amendment No. 24 to the Fund's Registration Statement as Exhibit 1 on April 11, 1996.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Investment Adviser for Capital Appreciation Fund, are set forth in the following table:

Name                               Position with TAMIC                    Other Business
----                               -------------------                    --------------
Marc P. Weill                      Director and Chairman                  Senior Vice President **

David A. Tyson                     Director, President                    Senior Vice President *
                                   and Chief Investment Officer

Kent A. Kelley                     Senior Vice President                  Director and Chief Executive
                                   Capital Appreciation Division          Officer, The Travelers Investment
                                                                          Management Company

Sandip A. Bhagat                   Senior Vice President                  Director and President
                                   Capital Appreciation Division          The Travelers Investment
                                                                          Management Company

Joseph E. Ruelli, Jr.              Director, Vice President               Vice President
                                   and Chief Financial Officer

F. Denney Voss                     Director and                           Senior Vice President*
                                   Senior Vice President

John R. Britt                      Director and Secretary                 Assistant Secretary *

Joseph M. Mullally                 Senior Vice President                  Vice President*

David Amaral                       Vice President                         Assistant Director*

John R. Calcagni                   Vice President                         Second Vice President*

Gene Collins                       Vice President                         Vice President*

Edward Hinchliffe III              Vice President                         Cashier

Kathryn D. Karlic                  Vice President                         Vice President*

David R. Miller                    Vice President                         Vice President*

Emil J. Molinaro                   Vice President                         Vice President*

Jordan M. Stitzer                  Vice President                         Vice President

William H. White                   Treasurer                              Vice President and Treasurer *

Charles B. Chamberlain             Assistant Treasurer                    Assistant Treasurer *

George M. Quaggin, Jr.             Assistant Treasurer                    Assistant Treasurer *

Marla A. Berman                    Assistant Secretary                    Assistant Secretary**

Patricia A. Uzzel                  Compliance Officer                     Assistant Director*

Frank J. Fazzina                   Controller                             Director *

* Positions are held with The Travelers Insurance Group Inc., One Tower Square, Hartford, Connecticut 06183.
** Positions are held with Travelers Group Inc., 388 Greenwich Street, New York, N.Y. 10013.

Executive Officers and Directors of Janus Capital Corporation, the Registrant's Sub-Adviser, are set forth in the following table:


                                  Position with Janus
Name                              Capital Corporation                   Other Business
----                              -------------------                   --------------
Thomas H. Bailey                  President, Director                   Chairman of Trustees and
                                  and Chairman                          President of Janus Aspen Series
                                  Chief Executive Officer               and Janus Investment Fund
                                                                        Denver, Colorado
                                                                        Chairman and Director
                                                                        IDEX Management, Inc.
                                                                        Largo, Florida

James P. Craig, III               Vice President,                       Executive Vice President
                                  Director and                          and Trustee
                                  Chief Investment Officer              Janus Aspen Series
                                                                        Janus Investment Fund
                                                                        Denver, Colorado

Michael E. Herman                 Independent Director                  Chairman
                                                                        Finance Committee
                                                                        Ewing Marion Kauffman
                                                                          Foundation
                                                                        Kansas City, Missouri

Thomas A. McDonnell               Independent Director                  President, Treasurer and
                                                                        Director,
                                                                        DST Systems Inc.
                                                                        Kansas City, Missouri

                                                                        Executive Vice President
                                                                        and Director
                                                                        Kansas City Southern
                                                                          Industries, Inc.
                                                                        Kansas City, Missouri

                                                                        Director - First of Michigan
                                                                        Capital Corporation
                                                                        Detroit, MI

Michael Stolper                   Independent Director                  President,
                                                                        Stolper & Co., Inc.
                                                                        San Diego, California

                                                                        President, Seaport Venture, Inc.
                                                                        San Diego, CA

                                  Position with Janus
Name                              Capital Corporation                   Other Business
----                              -------------------                   --------------
David C. Tucker                   Vice President, General               Vice President and
                                  Counsel and Secretary                 General Counsel
                                                                        Janus Aspen Series
                                                                        Janus Investment Fund
                                                                        Janus Service Corp.
                                                                        Janus Distributors, Inc.
                                                                        Denver, Colorado

                                                                        Vice President, Secretary and
                                                                        Director of Janus Capital
                                                                        International Ltd.
                                                                        Denver, Colorado

Steven R. Goodbarn                Vice President of Finance,            Vice President and Chief
                                  Treasurer and Chief                   Financial Officer of
                                  Financial Officer                     Janus Aspen Series and
                                                                        Janus Investment Fund
                                                                        Vice President of Finance
                                                                        and Treasurer and CFO of
                                                                        Janus Service Corp.,
                                                                        Janus Distributors and Janus
                                                                        Capital International Ltd.,
                                                                        Denver, Colorado and
                                                                        Director of Janus Capital
                                                                        International Ltd.

Landon H. Rowland                 Independent Director                  President and Chief
                                                                        Executive Officer
                                                                        Kansas City Southern
                                                                          Industries, Inc.

Mark B. Whiston                   Vice President and                    Director, President and CEO
                                  Chief Marketing Officer               Janus Capital International Ltd.
                                                                        Denver, Colorado

Marjorie G. Hurd                  Vice President and                    President of Janus Service Corp.
                                  Chief Operating Officer

Item 29.  Principal Underwriter

Not Applicable.


Item 30.  Location of Accounts and Records

         (1)     Smith Barney Mutual Funds Management Inc.
                 388 Greenwich Street
                 New York,  NY  10013

         (2)     PNC Bank, N.A.
                 200 Stevens Drive
                 Lester,  PA  19113

         (3)     Barclay's Bank, PLC
                 75 Wall Street
                 New York,  NY  10265


Item 31.  Management Services

Not Applicable.


Item 32.  Undertakings

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Capital Appreciation Fund, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on April 18, 1997.


                          CAPITAL APPRECIATION FUND
                          -------------------------
                                 (Registrant)



                                          By: *HEATH B. McLENDON
                                              ---------------------
                                               Heath B. McLendon
                                               Chairman, Board of Trustees


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on April 18, 1997.


 *HEATH B. McLENDON                                  Chairman of the Board
------------------------------------
 (Heath B. McLendon)

 *KNIGHT EDWARDS                                     Trustee
------------------------------------
 (Knight Edwards)

 *ROBERT E. McGILL III                               Trustee
------------------------------------
 (Robert E. McGill III)

 *LEWIS MANDELL                                      Trustee
------------------------------------
 (Lewis Mandell)

 *FRANCES M. HAWK                                    Trustee
------------------------------------
 (Frances M. Hawk)

 *LEWIS E. DAIDONE                                   Treasurer
------------------------------------
 (Lewis E. Daidone)



*By:     Ernest J. Wright, Attorney-in-Fact
         Secretary, Board of Trustees

                                 EXHIBIT INDEX


Exhibit
  No.            Description                                                             Method of Filing
-------          -----------                                                             ----------------
1.            Declaration of Trust.  (Incorporated herein by reference
              to Exhibit 1 to Post-Effective Amendment No. 24 to the
              Registration Statement on Form N-1A filed on
              April 11, 1996.)

2. By-Laws of Capital Appreciation Fund. (Incorporated herein by reference to Exhibit 2 to Post-Effective
              Amendment No. 24 to the Registration Statement on
              Form N-1A filed on April 11, 1996.)

5(A). Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation.
              (Incorporated herein by reference to Exhibit 5(A) to Post-Effective Amendment No. 25 to the Registration
              Statement on Form N-1A filed on February 20, 1997.)

5(B).         Sub-Advisory Agreement between Travelers Asset
              Management International Corporation and Janus Capital
              Corporation. (Incorporated herein by reference to Exhibit 5(B) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

8(A).         Custody Agreement between the Registrant and                                    To be filed by
              PNC Bank, N.A.                                                                  amendment

8(B).         Custody Agreement between the Registrant and                                    To be filed by
              Barclay's Bank, PLC.                                                            amendment

9.            Administrative Services Agreement between the
              Registrant and The Travelers Insurance Company.
              (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 25 to the Registration
              Statement on Form N-1A filed on February 20, 1997.)

10. An opinion and consent of counsel as to the legality of the securities registered by the Registrant. (Incorporated herein by reference to the Registrant's most recent
              Rule 24f-2 Notice filing on February 28, 1997.)

11(A).        Consent of Coopers & Lybrand L.L.P., Independent                                Electronically
              Accountants.


11(B).        Powers of Attorney authorizing Ernest J. Wright or
              Kathleen A. McGah as signatory for Heath B.
              McLendon, Knight Edwards, Robert E. McGill III,
              Lewis Mandell, Frances M. Hawk and Ian R. Stuart.
              (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 24 to the Registration
              Statement on Form N-1A filed on April 11, 1996.)

              Power of Attorney authorizing Ernest J. Wright or
              Kathleen A. McGah as signatory for Lewis E. Daidone.
              (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 25 to the Registration
              Statement on Form N-1A filed on February 20, 1997.)

27.           Financial Data Schedule.                                                         Electronically
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